Nationwide YourLifeSM Survivorship VUL – New York

Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies

issued by

Nationwide Life Insurance Company

through

Nationwide VLI Separate Account-7

The date of this prospectus is June 18, 2009

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase this variable life insurance policy.  We encourage you to take the time to understand the policy, its potential benefits and risks, and how it might or might not benefit you.  In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy against those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus and consult with a trusted financial adviser.  If you have policy-specific questions or need additional information, contact us.  Also, contact us for free copies of the prospectuses for the mutual funds available in the policy.

Telephone:	1-800-547-7548
TDD:	1-800-238-3035
Internet:	www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522

You should read your policy along with this prospectus.  This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This policy is NOT: a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

The purpose of this policy is to provide life insurance protection for the beneficiary that you name.  If your primary need is not life insurance protection, then purchasing this policy may not be in your best interests.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents
Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	2
In Summary: Fee Tables	4
Policy Investment Options	8
Fixed Investment Option
Variable Investment Options
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Transfers Among and Between the Policy Investment Options	9
Sub-Account Transfers
Fixed Investment Option Transfers
Submitting a Transfer Request
The Policy	11
Generally
Policy Owner and Beneficiaries
Purchasing a Policy
Right to Cancel (Examination Right)
Premium Payments
Cash Value
Changing the Amount of Insurance Coverage
Right to Exchange
Annual Option to Purchase Paid Up Coverage
Terminating the Policy
Assigning the Policy
Reminders, Reports, and Illustrations
Standard Policy Charges	14
Sales Load
Premium Taxes
Short-Term Trading Fees
Illustration Charge
Partial Surrender Fee
Surrender Charges
Cost of Insurance Charge
Mortality and Expense Risk Charge
Administrative Per Policy Charge
Underwriting and Distribution Charge
Mutual Fund Operating Expenses
Reduction of Charges
A Note on Charges
Information on Underlying Mutual Fund Payments
Policy Riders and Rider Charges	19
Overloan Lapse Protection Rider
Adjusted Sales Load Life Insurance Rider
Policy Split Option Rider
Additional Term Insurance Rider
No Charge Four Year Term Insurance Rider
Four Year Term Insurance Rider
Extended Death Benefit Guarantee Rider
Policy Owner Services	26
Dollar Cost Averaging
Asset Rebalancing
Automated Income Monitor
Policy Loans	28
Loan Amount and Interest Charged
Collateral and Interest Earned
Net Effect of Policy Loans
Repayment

Table of Contents (continued)
Page
Lapse	29
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement
Surrenders	30
Full Surrender
Partial Surrender
The Death Benefit	30
Calculation of the Death Benefit
Death Benefit Options
The Minimum Required Death Benefit
Changes in the Death Benefit Option
Incontestability
Suicide
Policy Maturity	32
Extending the Maturity Date
Payment of Policy Proceeds	32
Life Income with Payments Guaranteed Option
Joint and Survivor Life Option
Life Income Option
Taxes	33
Types of Taxes
Buying the Policy
Investment Gain in the Policy
Periodic Withdrawals, Non-Periodic Withdrawals, and Loans
Surrendering the Policy; Maturity
Withholding
Exchanging the Policy for Another Life Insurance Policy
Taxation of Death Benefits
Terminal Illness
Special Considerations for Corporations
Taxes and the Value of Your Policy
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	38
Nationwide VLI Separate Account-7	38
Organization, Registration, and Operation
Addition, Deletion, or Substitution of Mutual Funds
Voting Rights
Legal Proceedings	39
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Financial Statements	42
Appendix A: Sub-Account Information	43
Appendix B: Definitions	55

Appendix B defines certain words and phrases used in this prospectus.

In Summary: Policy Benefits

Death Benefit

The primary benefit of your policy is life insurance coverage.  We will pay the Proceeds to your beneficiary upon the Surviving Insured's death if both Insureds die while your policy is In Force.  The policy is In Force when: the policy has been issued; the Surviving Insured is living; the policy has not been surrendered for its Cash Surrender Value; and the policy has not Lapsed.

Your Choice of Death Benefit Options

Option One: The Death Benefit is the greater of the Total Specified Amount or the Minimum Required Death Benefit under federal tax law.

Option Two: The Death Benefit is the greater of the Total Specified Amount plus the Cash Value or the Minimum Required Death Benefit under federal tax law.

Choice of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or a variety of options that will pay out over time.

Coverage Flexibility

Subject to conditions, you may choose to:

•	change the death benefit option;
•	increase or decrease the Total Specified Amount;
•	change your beneficiaries; and
•	change who owns the policy.

Continuation of Coverage is Guaranteed

Your policy will remain In Force during the policy continuation period as long as you pay sufficient Premium to meet the requirements set forth in the "Guaranteed Policy Continuation Provision" section of the "Lapse" provision.

Access to Cash Value

Subject to conditions, you may:

•
Take a policy loan of no more than 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment option less any Surrender Charge.  The minimum loan amount is $200.

•	Take a partial surrender of at least $200.

•	Surrender the policy for its Cash Surrender Value at any time while the policy is In Force. You may choose to receive the Cash Surrender Value in a lump sum or over time.

Premium Flexibility

You will select a Premium payment plan for the policy.  Within limits, you may vary the frequency and amount of Premium payments, and you might even be able to skip making a Premium payment.

Investment Options

You may choose to allocate your Net Premiums to fixed or variable investment options.

The policy currently offers a fixed investment option, the "fixed account," which will earn interest daily at an annual effective rate of at least 3%.

The variable investment options offered under the policy are Sub-Accounts corresponding to mutual funds designed to be the underlying investment options of variable insurance products.  Nationwide VLI Separate Account-7 contains one Sub-Account for each of the mutual funds offered in the policy.  Your variable account Cash Value will depend on the Investment Experience of the Sub-Accounts you choose.

Transfers Between and Among Investment Options

You may transfer Cash Value between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Accounts within limits.   We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings of the policy.  This is known as tax deferral.  Also, your beneficiary generally will not have to include the Proceeds as taxable income.  Unlike other variable insurance products Nationwide offers, these Last Survivor Flexible Premium Adjustable Variable Universal Life Insurance Policies do not require distributions to be made before either Insured's death.

Assignment

You may assign the policy as collateral for a loan or another obligation while the policy is In Force.

Examination Right

For a limited time, you may cancel the policy and receive a refund.  If the policy is issued in New York and it is not issued as a replacement, you may cancel the policy during your ten day examination period and receive a refund of your initial Premium payment.  If the policy is issued in New York and is a replacement of another life insurance policy, the examination period is sixty days and the refund will be the policy's Cash Value.  If the policy is issued in any other state or territory, the refund will be the policy's Cash Value.  If the policy is canceled, we will treat the policy as if it was never issued.

Riders

You may purchase one or more of the available Riders.  Rider availability varies by state and there may be an additional charge.  Riders available:

•	Overloan Lapse Protection Rider
•	Adjusted Sales Load Life Insurance Rider
•	Policy Split Option Rider
•	Additional Term Insurance Rider
•	No Charge Four Year Term Insurance Rider
•	Four Year Term Insurance Rider
•	Extended Death Benefit Guarantee Rider

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial Surrender Charges will apply in the first several policy years.  Refer to the "Surrender Charge" section of this prospectus for additional information.

Unfavorable Investment Experience

The Sub-Accounts you choose may not generate a sufficient return to keep the policy from Lapsing.  Poor Investment Experience could cause the Cash Value of your policy to decrease, which could result in a Lapse of insurance coverage.

Effect of Partial Surrenders and Policy Loans on Investment Returns

Partial surrenders or policy loans may accelerate a Lapse in insurance coverage.  When you take a partial surrender or policy loan, the Cash Value of your policy available for allocation to the Sub-Accounts and/or fixed account is reduced and you lose the ability to generate investment return on the surrendered/loaned amounts.  Thus, the remainder of your policy's Cash Value would have to generate enough investment return to cover policy and Sub-Account charges to keep the policy In Force (at least until you repay the policy loan or make another Premium payment).  Partial surrenders may also decrease the Death Benefit and Total Specified Amount.  Policy loans do not participate in positive Investment Experience which may increase the risk of Lapse or the need to make additional Premium payments to keep the policy In Force.  The policy does have a Grace Period and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value and insurance coverage would cease.

Reduction of the Death Benefit

A partial surrender may, and a policy loan will, decrease the policy’s Death Benefit, depending on how the death benefit option relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment of modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may be currently taxable as ordinary income and not as a return of investment. For more detailed information concerning the tax consequences of this policy please see the "Taxes" provision. For detailed information regarding tax treatment of modified endowment contracts, please see the "Periodic Withdrawals, Non-Periodic Withdrawals and Loans" section of the "Taxes" provision. Consult a qualified tax adviser on all tax matters involving your policy.

The proceeds of a life insurance policy are includible in the gross estate for federal income tax purposes of the surviving insured if either (a) the proceeds are payable to the executor of the estate of the surviving insured, or (b) the insureds, at any time within three years prior to his or her death, possessed any incident of ownership in the policy.  For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the insureds may have with respect to the economic benefits in the policy, such as the power to change the beneficiary, surrender or cancel the policy, assign (or revoke the assignment of) the policy, pledge the policy for a loan, obtain a loan against the surrender value of the policy, etc.  Consult a qualified tax adviser on all tax matters involving your policy.

Fixed Investment Option Transfer Restrictions and Limitations

We will not honor a request to transfer Cash Value to or from the fixed investment option until after the first policy year.  After the first policy year, we may require transfer requests from the fixed investment option be made within thirty days of the end of a calendar quarter, but not within twelve months of a previous request.  We may also limit what percentage of Cash Value, fixed investment option value, or variable account value that you may transfer to or from a fixed investment option.

Sub-Account Limitations

Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives.  This could result in less favorable Investment Experience and a lower Cash Value.  Some mutual funds held by the Sub-Accounts assess a short-term trading fee in order to minimize the potentially adverse effects of short-term trading on the mutual fund.  We have instituted procedures to minimize disruptive transfers.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot ensure that we have eliminated these risks.

Sub-Account Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account may be found in each mutual fund's prospectus.  Read each mutual fund's prospectus before investing.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy.  The rates in these tables may be rounded up to the nearest one-hundredth decimal.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Cash Value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load1	Upon making a Premium payment
Maximum:		$65 from each $1,000 of Premium
Currently:		$45 from each $1,000 of Premium
Premium Taxes1	Upon making a Premium payment
Maximum:		$35 from each $1,000 of Premium
Short-Term Trading Fee2	Upon transfer of Sub-Account value out of a Sub-Account within sixty days after allocation to that Sub-Account
Maximum:		$10 per $1,000 transferred
Illustration Charge3	Upon requesting an illustration
Maximum:		$25
Currently:		$0
Partial Surrender Fee	Upon a partial surrender
Maximum:		lesser of $25 or 2% of the amount surrendered
Currently:		$0
Surrender Charge4	Upon surrender, policy Lapse, or certain Base Policy Specified Amount decreases
Maximum:		$46.80 per $1,000 of Base Policy Specified Amount
Minimum:		$0.01 per $1,000 of Base Policy Specified Amount

Representative:  male, issue age 55, non-tobacco and female, issue age 55, non-tobacco, Total Policy Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option One and a complete surrender of the policy in the first year
$24.51 per $1,000 of Base Policy Specified Amount
Overloan Lapse Protection Rider5	Upon invoking the Rider
Maximum:		$42.50 per $1,000 of Cash Value
Minimum:		$1.50 per $1,000 of Cash Value

Representative: the younger Insured is Attained Age 85 with a Cash Value of $500,000		$32.00 per $1,000 of Cash Value

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including mutual fund operating expenses.

Periodic Charges Other Than Mutual Fund Operating Expenses6
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge7	Monthly
Maximum:		$83.34 per $1,000 of Net Amount At Risk
Minimum:		$0.01 per $1,000 of Net Amount At Risk

Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option One and policy year one		$0.01 per $1,000 of Net Amount At Risk
Flat Extra8	Monthly
Maximum:		$2.08 per $1,000 of Net Amount At Risk for each Flat Extra assessed
Mortality and Expense Risk Charge9	Monthly
Maximum:		$0.67 per $1,000 of variable Cash Value

Administrative Per Policy Charge	Monthly
Maximum:		$9 per policy
Underwriting and Distribution Charge10	Monthly
Maximum:		$0.74 per $1,000 of Base Policy Specified Amount
Minimum:		$0.03 per $1,000 of Base Policy Specified Amount

Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Base Policy Specified Amount $1,000,000, Death Benefit Option One and policy year one		$0.18 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge11	Annually
Maximum:		3.9% of outstanding policy loan
Periodic Charges For Riders12
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Adjusted Sales Load Life Insurance Rider Charge	Monthly
Maximum:		$0.14 for each $1,000 of aggregate Premiums, for each 1% of Premium Load you elect to replace
Four Year Term Insurance Rider Charge13	Monthly
Maximum:		$83.34 per $1,000 of Rider Death Benefit
Minimum:		$0.01 per $1,000 of Rider Death Benefit

Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option One and policy year one		$0.01 per $1,000 of Rider Death Benefit
Continued on Next Page

Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

Periodic Charges For Riders12 (continued)
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Additional Term Insurance Rider Charge14	Monthly
Maximum:		$83.34 per $1,000 of Rider Death Benefit
Minimum:		$0.01 per $1,000 of Rider Death Benefit

Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option One and policy year one		$0.01 per $1,000 of Rider Death Benefit
Policy Split Option Rider Charge	Monthly
Maximum:		$0.03 per $1,000 of Base Policy Specified Amount
Minimum:		$0.01 per $1,000 of Base Policy Specified Amount

Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount Base Policy Specified Amount $1,000,000, Death Benefit Option One and policy year one		$0.03 per $1,000 of Base Policy Specified Amount
Extended Death Benefit Guarantee Rider Charge15	Monthly
Maximum:		$0.16 per $1,000 of Base Policy Specified Amount
Minimum:		$0.02 per $1,000 of Base Policy Specified Amount

Representative: male, Issue Age 55, non-tobacco and female, Issue Age 55, non-tobacco, Total Specified Amount and Base Policy Specified Amount $1,000,000, Death Benefit Option One, Extended Death Benefit Guarantee Percentage of 100%, a lifetime Extended Death Benefit Guarantee Duration
$0.11 per $1,000 of Base Policy Specified Amount

The next item shows the minimum and maximum total operating expenses, as of December 31, 2008, charged by the underlying mutual funds that you may pay periodically during the time that you own the policy.  More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.  Please contact us, at the telephone numbers or address on the first page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Mutual Fund Operating Expenses
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	Minimum 0.28%	Maximum 2.10%

1 We deduct one charge comprised of the Sales Load and Premium Taxes.  On the Policy Data Page and throughout this prospectus, this combined charge is referred to as the Premium Load.   The current Sales Load shown in the table is charged during each of the first fifteen policy years for Premium paid up to the Commissionable Target Premium in each year.  Currently, the maximum Premium Tax shown in the table is charged in all policy years.  For additional information, refer to the "Sales Load" and "Premium Taxes" sections of this prospectus.

2 Short-Term Trading Fees are only assessed in connection with Sub-Accounts that correspond to underlying mutual funds that assess a short-term trading fee to the variable account.  Some underlying mutual funds may refer to short-term trading fees as redemption fees.  Sub-Accounts that may assess a short-term trading fee are identified in the Sub-Account descriptions provided in Appendix A.

3 If we begin to charge for illustrations, you will be expected to pay the Illustration Charge in cash at the time of the request.  This charge will not be deducted from the policy's Cash Value.

4 When assessed, the Surrender Charge is taken from the policy’s Cash Value. The Surrender Charge varies by policy based on Insureds' Issue Ages or Attained Ages on the effective date of a Base Policy Specified Amount increase, sexes, underwriting classes, Total Specified Amount, Base Policy Specified Amount, Death Benefit Option and number of years from the Policy Date or the effective date of a Base Policy Specified Amount increase.  The maximum Surrender Charge calculation assumes:  both Insureds are female; Issue Ages 60 and 59; both tobacco; with Substandard Ratings; Death Benefit Option One and a full surrender is taken during the first policy year.  The minimum Surrender Charge calculation assumes: one Insured is male; Issue Age 35; tobacco preferred; one Insured is female; Issue Age 27; tobacco preferred; no Substandard Ratings; and a full surrender is taken during policy year eight.  Other sets of assumptions may also produce the maximum and minimum charge.  The charges shown may not be representative of the charges that a particular policy owner may pay.  For additional information, refer to the "Surrender Charges" section of this prospectus.

5 The Overloan Lapse Protection Rider Charge varies by policy based on Attained Age of the younger Insured and the policy's Cash Value.  This charge is deducted proportionally from the Sub-Accounts and the fixed account.

6 Except for the Mortality and Risk Expense Charge, which is only deducted proportionally from the Sub-Accounts, all charges described in the "Periodic Charges Other Than Mutual Fund Operating Expenses" table are taken proportionally from the Sub-Accounts and the fixed account.

7 The Cost of Insurance Charge varies by policy based on individual characteristics of the Insureds, Total Specified Amount, Base Policy Specified Amount, Death Benefit Option and number of years from the Policy Date or the effective date of a Base Policy Specified Amount increase.  The maximum charge assumes: both Insureds are: male; Issue Age 85; tobacco; with Substandard Ratings; Total Specified Amount and Base Policy Specified Amount of $100,000; Death Benefit Option Two; policy year thirty-four.  Other sets of assumptions may also produce the maximum charge.  The minimum charge assumes: both Insureds are: female; Issue Age 18; non-tobacco preferred plus; no Substandard Ratings; Total Specified Amount and Base Policy Specified Amount of $5,000,000 or more; Death Benefit Option One; policy year one.  The charges shown may not be representative of the charges that a particular policy owner may pay.  For a detailed description of the Cost of Insurance Charge and how Substandard Ratings impact the cost of insurance rate see the "Cost of Insurance Charge" sub-section of the "Policy Charges" section of this prospectus.

8 The Flat Extra is a component in the calculation of the base policy Cost of Insurance Charge and any Rider Cost of Insurance Charge.  It is only applicable if certain factors result in an Insured having a Substandard Rating.  For additional information, refer to the "Cost of Insurance" sub-section of the "Policy Charges" section of this prospectus.

9 The Mortality and Expense Risk Charge varies by policy based on the amount of the policy's Cash Value allocated to the Sub-Accounts and length of time the policy has been In Force.  The maximum Mortality and Expense Risk Charge shown in the table reflects the maximum that may be charged in any policy month during the first fifteen policy years based on any dollar amount allocated to the variable Sub-Accounts.  For additional information refer to the "Mortality and Risk Expense Charge " of this prospectus.

10 The Underwriting and Distribution Charge varies by policy based on the Insureds' Issue Ages or Attained Ages on the effective date of a Base Policy Specified Amount increase and the Base Policy Specified Amount in effect on the Policy Date or effective date of a Base Policy Specified Amount increase.  The maximum charge shown assumes: both Insureds are male; Attained Age 85; and a Base Policy Specified Amount of $250,000 or less. The minimum charge assumes:  both Insureds are female; Attained Age 18; and a Base Policy Specified Amount of $10,000,000 or more.  The charges shown may not be representative of the charges that a particular policy owner may pay.

11 For more information, see the "Net Effect of Policy Loans" section of this prospectus.

12 All charges described in the "Periodic Charges Other Than Mutual Fund Operating Expenses For Riders" table are taken proportionally from the Sub-Accounts and the fixed account.

13 The Four Year Term Insurance Rider Charge varies by policy based on individual characteristics of the Insureds, Total Specified Amount, Base Policy Specified Amount, Death Benefit Option and number of years from the Policy Date or the effective date of a Base Policy Specified Amount increase. The charge is the product of the Rider's Specified Amount and the base policy monthly cost of insurance rate.  You may not elect the Four Year Term Insurance Rider if the Insureds qualify for the No Charge Four Year Term Insurance Rider.  For a detailed description of the No Charge Four Year Term Insurance Rider and the Four Year Term Insurance Rider, see the "No Charge Four Year Term Insurance Rider" and "Four Year Term Insurance Rider" sections of this prospectus.

14 The Additional Term Insurance Rider Charge varies by policy based on individual characteristics of the Insureds, Total Specified Amount, Base Policy Specified Amount, Death Benefit Option and number of years from the Policy Date or the effective date of a Base Policy Specified Amount increase.  The monthly charge is a product of the Rider’s monthly cost of insurance rate and the Rider Death Benefit.  For a detailed description of the Additional Term Insurance Rider Charge, see the "Additional Term Insurance Rider" section of this prospectus.

15 The Extended Death Benefit Guarantee Rider Charge varies by policy based on the Insureds' Issue Ages, underwriting classes, death benefit option and the elected duration and percentage of the Base Policy Specified Amount to be guaranteed by this Rider.  The maximum charge assumes: the younger Insured is: male; Issue Age 85; tobacco; and twenty-five year duration of the Base Policy Specified Amount to be guaranteed by this Rider. The minimum charge assumes: the younger Insured is female; Issue Age 18; non-tobacco preferred; and a twenty-one year duration of the Base Policy Specified Amount is guaranteed by this Rider. The charges shown may not be representative of the charges that a particular policy owner may pay.

Policy Investment Options

You designate how your Net Premium payments are allocated among the Sub-Accounts and/or the fixed account.  Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.

Fixed Investment Option

There is currently one fixed investment option available under the policy: the fixed account.  Net Premium that you allocate to the fixed investment option is held in the fixed account, which is part of our general account.

The general account is not subject to the same laws as the variable account and the SEC has not reviewed the disclosures in this prospectus relating to the fixed investment option.

The general account contains all of our assets other than those in the variable accounts, and funds the fixed investment option.  These assets are subject to our general liabilities from business operations and are used to support our insurance and annuity obligations.  We bear the full investment risk for all amounts allocated to the fixed investment option.  The amounts you allocate to the fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying interest crediting rates that we set.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than 3%.  Interest crediting rates are set at the beginning of each calendar quarter.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual interest crediting rate may not exceed the guaranteed interest crediting rate.  Premiums applied to the policy at different times may receive different interest crediting rates.  The interest crediting rate may also vary for new Premiums versus Sub-Account transfers.  Interest that we credit to the fixed investment option may be insufficient to pay the policy’s charges.

Variable Investment Options

The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC.  The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the policy may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Policy owners will receive notice of any such changes that affect their policy.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the variable account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Each Sub-Account’s assets are held separately from the assets of the other Sub-Accounts, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Accounts.  The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.  The Sub-Accounts available through this policy invest in underlying mutual funds of the companies listed below.  For a complete list of the available Sub-Accounts, see "Appendix A: Sub-Account Information."  Appendix A contains additional information about each of the available Sub-Accounts including its investment objective, adviser and sub-adviser, if applicable.  For more information on the underlying mutual funds, please refer to the prospectus for the mutual fund.

AIM Variable Insurance Funds
AllianceBernstein Variable Products Series Fund, Inc.
American Century Variable Portfolios II, Inc.
American Century Variable Portfolios, Inc.
BlackRock Variable Series Funds, Inc.
Dreyfus Investment Portfolios
Dreyfus Stock Index Fund, Inc.
Dreyfus Variable Investment Fund
Fidelity Variable Insurance Products Fund
Franklin Templeton Variable Insurance Products Trust
Ivy Funds Variable Insurance Portfolios, Inc.
Janus Aspen Series
MFS® Variable Insurance Trust
Nationwide Variable Insurance Trust
Neuberger Berman Advisers Management Trust
Oppenheimer Variable Account Funds
PIMCO Variable Insurance Trust
Wells Fargo Advantage Funds® Variable Trust

Valuation of Accumulation Units

We account for the value of your interest in the Sub-Accounts by using Accumulation Units.  The number of Accumulation Units associated with a given Sub-Account allocation is determined by dividing the dollar amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account, which is determined at the end of the Valuation Period that the allocation was received.  The number of Accumulation Units in your policy will not change (except when Accumulation Units are redeemed to effectuate a partial surrender, transfer, loan, or to take policy charges, or when additional Accumulation Units are purchased with new Premium and loan repayments).  However, the value of each Accumulation Unit will vary daily based on the Investment Experience of the mutual fund in which the Sub-Account invests.

On each day that the New York Stock Exchange ("NYSE") is open, each of the mutual funds in which the Sub-Accounts invest will determine its Net Asset Value ("NAV") per share.  We use each mutual fund's NAV to calculate the daily Accumulation Unit value for the corresponding Sub-Account.  Note, however, that the Accumulation Unit value will not equal the mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units.

We will price Accumulation Units on any day that the NYSE is open for business.  Any transaction that you submit on a day when the NYSE is closed will not be effective until the next day that the NYSE is open for business.  Accordingly, we will not price Accumulation Units on these recognized holidays:

●New Year's Day	●Independence Day
●Martin Luther King, Jr. Day	●Labor Day
●Presidents’ Day	●Thanksgiving
●Good Friday	●Christmas
●Memorial Day

In addition, we will not price Accumulation Units if:

(1)	trading on the NYSE is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described in items (2) and (3) exist.

Any transactions that we receive after the close of the NYSE will be effective as of the next Valuation Period that the NYSE is open.

How Sub-Account Investment Experience is Determined

Sub-Account allocations are accounted for in Accumulation Units.  The value of Accumulation Units will vary daily depending on the Investment Experience of the mutual fund in which the Sub-Account invests.  We account for these performance fluctuations by using a "net investment factor", as described below, in our daily Sub-Account valuation calculations.  Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:

(a)	is the sum of:

•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

•	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the variable account; and

(b)	is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

At the end of each Valuation Period, we determine the Sub-Account's Accumulation Unit value.  The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

Transfers Among and Between the Policy Investment Options

Sub-Account Transfers

Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds.  Transfers will be implemented by redeeming Accumulation Units from the Sub-Account(s) indicated by the policy owner and using the redemption proceeds to purchase Accumulation Units in other Sub-Account(s) as directed by the policy owner.  The net result is that the policy owner’s Cash Value will not change (except due to standard market fluctuations), but the number and allocation of Accumulation Units within the policy will change.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Short-term Trading Fees.  Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within sixty days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.  Some underlying mutual funds may refer to short-term trading fees as "redemption fees."

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving ten Sub-Accounts in one day, this counts as one transfer event.  A single transfer occurring in a given Valuation Period that involves only two Sub-Accounts (or one Sub-Account if the transfer is made to or from the fixed investment option) will also count as one transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
Six or more transfer events in one calendar quarter	Nationwide will mail a letter to the policy owner notifying them that they have been identified as engaging in harmful trading practices.
More than eleven transfer events in two consecutive calendar quarters OR More than twenty transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

Each January 1st, we will start the monitoring anew, so that each policy starts with zero transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts.  Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

(3)
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund.  If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

Fixed Investment Option Transfers

Prior to the policy’s Maturity Date, you may make transfers involving the fixed investment option (the fixed account).  These transfers will be in dollars.  We reserve the right to limit the number of times and frequency of transfers involving the fixed investment option.  Specifically, we may prohibit you from transferring to or from the fixed investment option before the end of the first policy year and we may limit you to one transfer every twelve months.

Transfers to the Fixed Investment Option.  On transfers to the fixed investment option, we may prohibit you from transferring more than 25% of the Cash Value allocated to the Sub-Accounts as of the close of business on the prior Valuation Period.  Additionally, we reserve the right to refuse any transfer to the fixed investment option if the fixed investment option’s Cash Value comprises more than 30% of the policy’s Cash Value.

Transfers from the Fixed Investment Option.  On transfers from the fixed account, we may prohibit you, in any policy year, from transferring more than 25% of the Cash Value of the fixed account as of the end of the previous policy year (subject to state restrictions).  Transfers out of the fixed investment option will be on a last-in, first-out basis (LIFO).
Any restrictions that we implement will be applied consistently and uniformly.

Submitting a Transfer Request

You can submit transfer requests in writing to our Home Office via first class U.S. Mail.  We may also allow you to use other methods of communication, such as fax, telephone, or through our website.  Our contact information is on the first page of this prospectus.  We will use reasonable procedures to confirm that transfer instructions are genuine and will not be liable for following instructions that we reasonably determine to be genuine.  Forms of communication other than via first class U.S. Mail are subject to the short-term trading limitations described in the "Sub-Account Transfers" section of this prospectus.

In addition, any computer system or telephone can experience slowdowns or outages that could delay or prevent our ability to process your request.  Although we have taken precautions to help our systems handle heavy usage, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, please make your transfer request in writing.

When we receive your transfer request we will process it at the end of the current Valuation Period.  This is when the Accumulation Unit value will be next determined.  For more information regarding valuation of Accumulation Units, see the "Valuation of Accumulation Units" section of this prospectus.

The Policy
Generally

The policy is a legal contract.  It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Page; and the application, including any supplemental application.  The benefits described in the policy and this prospectus, including any optional Riders or modifications in coverage, may be subject to our underwriting and approval.  We will consider the statements you make in the application as representations, and we will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.  If you make an error or misstatement on the application, we will adjust the Death Benefit and Cash Value accordingly.

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the variable account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the variable account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications and we will make appropriate endorsements to the policy.

The policy is nonparticipating, meaning that we will not be contributing any operating profits or surplus earnings toward the policy Proceeds.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner and Beneficiaries

Policy Owner.  The policy belongs to the owner named in the application.  The Insureds jointly, are the policy owners, unless a different owner is named in the application, or an owner is thereafter changed.  Unless otherwise indicated, the Surviving Insured becomes the policy owner upon the death of the first Insured to die.  You may name a contingent owner who will become the policy owner if all policy owners die before Proceeds become payable.  Otherwise, ownership will pass to the policy owner’s estate, if the policy owner is not the Surviving Insured.

Policy Owner Rights.  Subject to our approval, the policy owner may exercise all policy rights in accordance with policy terms while the policy is In Force.  These rights include, but are not limited to, the following:

•	changing the policy owner, contingent owner, and beneficiary;

•	assigning, exchanging and/or converting the policy;

•	requesting transfers, policy loans, and partial surrenders or a complete surrender; and

•	changing insurance coverage such as death benefit option changes, adding or removing riders, and/or increasing or decreasing the Total Specified Amount.

These rights are explained in greater detail throughout this prospectus.

Subject to our approval, you may name different policy owners or contingent owners while the policy is In Force by submitting a written request to our Home Office.  Any such change request will become effective as of the date signed.  There may be adverse tax consequences to changing parties of the policy.

Beneficiaries.  The principal right of a beneficiary is to receive the Death Benefit upon the Surviving Insured's death which occurs while the policy is In Force.  As long as the policy is In Force, you may name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and/or direct us to distribute the Proceeds other than as described below.

If a primary beneficiary dies before the Surviving Insured dies, we will pay the Death Benefit to the remaining primary beneficiaries.  Unless you specify otherwise, we will pay multiple primary beneficiaries in equal shares.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Surviving Insured dies and before any Proceeds become payable.  You may name more than one contingent beneficiary.  Unless you specify otherwise, we will also pay multiple contingent beneficiaries in equal shares.

To change or add beneficiaries, you must submit a written request to us at our Home Office.  A change request is effective as of the date we record it at our Home Office.

Purchasing a Policy

The policy is available for two Insureds between the Attained Ages of 18 and 85.  To purchase the policy, you must submit to us a completed application and the required initial Premium payment as stated on the Policy Data Page.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  We can provide you with the details of our underwriting standards.  We reserve the right to reject any application for any reason permitted by law.  We also reserve the right to modify our underwriting standards on a prospective basis for newly issued policies at any time.

The minimum initial Base Policy Specified Amount is $100,000.  We reserve the right to modify the minimum Base Policy Specified Amount on a prospective basis for newly issued policies at any time.

Initial Premium Payment.  The amount of your required initial Premium payment will depend on the following factors: the initial Base Policy Specified Amount and Total Specified Amount, death benefit option elected, any Riders elected, and both Insureds' ages, sexes, health, and activities.  You may pay the initial Premium to our Home Office or to our authorized representative.  The initial Premium payment must be at least $50.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.

Depending on the right to examine law of the state or territory in which the policy was issued, initial Net Premium designated to be allocated to the Sub-Accounts may not be so allocated immediately upon our receipt.  Any initial Net Premium designated to be allocated to the fixed investment option will be so allocated immediately upon receipt.  If the policy is issued in New York and the policy was not a replacement, we are required to refund the initial Premium upon exercise of the free look provision.  Therefore, we will hold all of the initial Net Premium designated to be allocated to the Sub-Accounts in the available money market Sub-Account until the free look period expires.  At the expiration of the free look period, we will transfer the variable account Cash Value to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer.  If the policy is issued in any other state or territory, or is a replacement policy issued in New York, we will refund the Cash Value upon exercise of the free look provision.  Therefore, all of the initial Net Premium will be allocated to the designated Sub-Accounts based on the allocation instructions in effect at that time.

Insurance Coverage.  Issuance of full insurance coverage requires that the Insureds meet all underwriting requirements, the required initial Premium is paid, and the policy is delivered while both Insureds are alive.  We will not delay delivery of the policy to increase the likelihood that the Insureds are not living at the time of policy delivery.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also have the right to reject any application for insurance, in which case we will return your Premium payment within two business days of the date we make the decision to reject your application.

After we approve an application, insurance coverage will begin and will be In Force on the Policy Date shown on the Policy Data Page.  Changes in the Total Specified Amount (which may only be requested after the first policy year) will be effective on the next monthly policy anniversary after we approve the change request.

Insurance coverage will end upon the Surviving Insured's death, when we begin to pay the Proceeds, or when the policy reaches the Maturity Date, unless it is extended.  Coverage will also end if the policy Lapses.

Temporary Insurance Coverage.  Temporary insurance coverage (of an amount equal to the Total Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment.  The amount of this initial Premium payment will depend on the initial Total Specified Amount, your choice of death benefit option, any Riders you elect, and the Insureds' ages, sexes, health, and activities.  Temporary insurance coverage will remain In Force for no more than sixty days from the date of the temporary insurance agreement.  If full coverage is denied, the temporary insurance coverage will terminate five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted).  If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect.

Right to Cancel (Examination Right)

For a limited time, commonly referred to as the "free look period," you may cancel the policy and receive a refund.  For non-replacement and replacement transactions in states or territories other than New York, and non-replacement transactions in New York, the free look period expires ten days after you receive the policy.  For replacement transactions in New York, the free look period expires sixty days after you receive the policy.   If you decide to cancel during the free look period, return the policy to the sales representative who sold it, or to us at our Home Office, along with your written cancellation request. Your written request must be received or post-marked by the last day of the free look period.  When you cancel the policy during the free look period the amount we refund will be the policy's Cash Value or for non-replacement transactions in New York, the initial Premium payment.  If we do not receive your policy at our Home Office by the close of business on the date the free look period expires, you will not be allowed to cancel your policy free of charge.  Within seven days of a cancellation request, we will refund the amount prescribed by law.  If the policy is canceled, we will treat the policy as if it was never issued.

Premium Payments

This policy does not require a payment of a scheduled Premium amount to keep it In Force.  It will remain In Force as long as the conditions that cause a policy to Lapse do not exist.  However, we will send scheduled Premium payment reminder notices to you according to the Premium payment schedule shown on the Policy Data Page.  If you decide to make an additional Premium payment, you must send it to our Home Office.  Each Premium payment must be at least $50.  Upon request, we will furnish Premium payment receipts.

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	we may require satisfactory evidence of insurability for one or both Insureds before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk;

•	we will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance;

•
we will monitor Premiums paid and will notify you when the policy is in jeopardy of becoming a modified endowment contract.  For more information regarding modified endowment contracts, see "Periodic Withdrawals, Non-Periodic Withdrawals and Loans" beginning on page 34; and

•	we may require that policy Indebtedness be repaid before we accept any additional Premium payments.

Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.

Cash Value

We will determine the Cash Value at least monthly.  At the end of any given Valuation Period, the Cash Value is equal to the sum of:

•	the value of the Accumulation Units allocated to the Sub-Accounts;

•	amounts allocated to the fixed investment option, including credited interest; and

•	amounts allocated to the policy loan account, including credited interest.

The Cash Value will fluctuate daily and there is no guaranteed Cash Value.  Accordingly, if the Cash Value is a factor in calculating a benefit associated with the policy, the value of that benefit will also fluctuate.  The loan account is part of our general account and will not be affected by the Investment Experience of the Sub-Accounts. While they are both part of our general account, the fixed investment option and the loan account may be credited interest at different rates.  Surrenders and policy charges and deductions will reduce the Cash Value.  If the Policy is surrendered or Lapses, the Cash Value will be reduced by any Indebtedness and/or any Surrender Charge.

Changing the Amount of Insurance Coverage

After the first policy year, you may request to change the Total Specified Amount.  However, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months.  Changes to the Total Specified Amount will typically alter the Death Benefit.  For more information, see "Changes in the Death Benefit Option" beginning on page 31.

Any request to increase the Total Specified Amount must be at least $50,000 and the Attained Age of both Insureds must be 85 years or younger at the time of the request.  An increase in the Total Specified Amount may cause an increase in the Net Amount At Risk.  Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase.  An additional Underwriting and Distribution Charge will also apply whenever you increase the Base Policy Specified Amount.  An increase in the Total Specified Amount may require you to make larger or additional Premium payments in order to avoid Lapsing the policy.  To increase the Total Specified Amount, you must submit a written request to our Home Office and you must provide us with evidence of insurability for both Insureds that satisfy our underwriting standards.

You may request to decrease the Total Specified Amount.  We apply Total Specified Amount decreases to the most recent Total Specified Amount increase, and continue applying the decrease backwards, ending with the original Total Specified Amount.  Decreases to the Total Specified Amount may decrease the dollar amount of policy charges calculated per $1,000 of specified amount or Net Amount At Risk (including any Rider charges so calculated), depending on the death benefit option elected and the amount of the Cash Value.  Decreases may also result in a Surrender Charge being assessed.  For more information, see "Surrender Charges" beginning on page 16.

We will deny any request to reduce the Total Specified Amount below the minimum Total Specified Amount shown on the Policy Data Page.  We will also deny any request that would disqualify the policy as a contract for life insurance.  To decrease the Total Specified Amount, you must submit a written request to our Home Office.

Changes to the Total Specified Amount will become effective on the next monthly policy anniversary after we approve the request  unless you request and we approve a different date.  We reserve the right to limit the number of Total Specified Amount changes to one each policy year.

Right to Exchange

You have an exchange right under the policy.  At any time within the first twenty-four months of coverage from the Policy Date, you may surrender this policy and use the Cash

Surrender Value to purchase a new joint policy on the lives of the Insureds.  After the first twenty-four months of coverage, you may still surrender the policy and use the Cash Surrender Value to purchase a new joint policy on the lives of the Insureds.  However, issuance of the new policy will depend on the Insureds providing satisfactory evidence of insurability.

The new policy may be one of our available fixed benefit joint life insurance policies. The death benefit on the new policy may not be greater than the Death Benefit on this policy immediately prior to the exchange date.  The new policy will have the same Specified Amount, Policy Date, and Attained Ages.  We will base premium payments and rates on a combination of the Insureds' Attained Ages, sexes, rate classes, rate types, rate class multiples, any monthly flat extra ratings, the Specified Amount and the death benefit option in effect on the exchange date, unless otherwise required by state law.  You may transfer Indebtedness to the new policy.

You must make your exchange request on our official forms to the Home Office. The policy must be In Force and not in a Grace Period.  You must pay us any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). You may request that we pay you any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy. The exchange may have adverse tax consequences.  The new policy will take effect on the exchange date only if both Insureds are alive. This policy will terminate when the new policy takes effect.  A surrender charge may be assessed at the time of the exchange. For more information regarding whether a surrender charge will apply, see the "Surrender Charge" section of the "Standard Policy Charges" provision.

Annual Option to Purchase Paid Up Coverage

On each policy anniversary, you have the option to surrender the policy and apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit without evidence of insurability. The amount of the fixed paid-up benefit will be the amount of benefit that the Cash Surrender Value can purchase at the Insureds' Attained Ages on the date of the transfer, but before the deduction of monthly policy charges. The Cash Value of the paid-up benefit equals the cost of the fixed paid-up benefit at the Insureds' Attained Ages at that time the paid-up benefit is calculated. The cost is calculated using an interest rate of 3% and the policy's guaranteed mortality table.

Terminating the Policy

There are several ways that the policy can terminate.  You may surrender the policy for its Cash Surrender Value (which may result in adverse tax consequences).  Coverage under the policy will end when we receive your written request to surrender the policy at our Home Office.  The policy will automatically terminate when the Surviving Insured dies, the policy matures, or the Grace Period ends.

Assigning the Policy

You may assign any rights under the policy while it is In Force, subject to our approval.  If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing and will become effective on the date we record it at our Home Office.  Your assignment will be subject to any outstanding policy loans.

Reminders, Reports, and Illustrations

Upon request, we will send you scheduled Premium payment reminders.  We will also send you annual reports that show:

•	the Total Specified Amount;
•	minimum monthly Premiums;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.

Confirmations of individual financial transactions, such as Sub-Account transfers, partial surrenders, and loans are generated and mailed automatically.  Copies may be obtained by calling our service center or submitting a written request.  You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, such as statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.nationwide.com/login.

We will send these reminders and reports to the address you provide on the application unless directed otherwise.   At any time after the first policy year, you may ask for an illustration of future benefits and values under the policy.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple policy owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the policy owner(s).  Household delivery will continue for the life of the policies.  Please call 1-866-223-0303 to resume regular delivery.  Please allow thirty days for regular delivery to resume.

Standard Policy Charges

We will take deductions from Premium payments and/or the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the charges assessed under the policy.  We begin to deduct monthly charges from your policy's Cash Value on the Policy Date.  These charges are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account.  If you have a policy loan, a complete description of how interest is credited and charged results in costs to you is described in the "Policy Loans" section of this prospectus.

Sales Load

We deduct the Sales Load (as part of the Premium Load) from each Premium payment to compensate us for our sales expenses.  We may waive the Sales Load on the initial Premium paid into this policy as part of a sponsored exchange program to another policy we offer through Nationwide Life Insurance Company or our subsidiary company, Nationwide Life and Annuity Insurance Company, as permitted under the securities laws and/or rules or by order of the Securities and Exchange Commission.

On a guaranteed basis, the maximum Sales Load is:

Policy Year	Percentage of all Premium paid
1-15	6.5%
16+	4.5%

On a current basis, the Sales Load assessed is:

Policy Year	Percentage of Premium paid up to the Commissionable Target Premium amount	Percentage of Premium paid in excess of the Commissionable Target Premium amount
1-15	4.5%	1.5%
16+	2.5%	1.5%

Premium Taxes

We deduct Premium Taxes (as part of the Premium Load) from each Premium payment to reimburse us for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%).  The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium.  This amount is not the actual amount of the tax liability we incur.  It is an estimated amount.  If the actual tax liability is more or less, we will not adjust the charge retroactively.

A Note on the Premium Load. We deduct a Premium Load from each Premium payment to partially reimburse us for our sales expenses and premium taxes, and certain actual expenses, including acquisition costs.  The Premium Load also provides revenue to compensate us for assuming risks associated with the policy, and revenue that may result in a profit to us.

Short-Term Trading Fees

Some mutual funds offered in the policy may assess (or reserve the right to assess) a short-term trading fee (sometimes called "redemption fee" by the mutual fund) in connection with transfers from a Sub-Account that occur within sixty days after the date of allocation to the Sub-Account.

Short-Term Trading Fees are intended to compensate the mutual fund (and policy owners with interests allocated in the Sub-Account) for the negative impact on mutual fund performance that may result from frequent, short-term trading strategies.  Short-Term Trading Fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any Short-Term Trading Fee assessed by any mutual fund available in conjunction with the policy will equal 1% of the amount determined to be engaged in short-term trading.  Short-Term Trading Fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees (see the mutual fund's prospectus).  Any Short-Term Trading Fees paid are retained by the mutual fund and are part of the mutual fund’s assets.  Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account.  We will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.

For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, please see Appendix A later in this prospectus.

If a Short-Term Trading Fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading.  The separate account will then pass the Short-Term Trading Fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the Short-Term Trading Fee from that policy owner's Sub-Account value.  All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by us or the separate account.

When multiple allocations are made to a Sub-Account that is subject to Short-Term Trading Fees, transfers out of that Sub-Account will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees.  In other words, Accumulation Units held the longest time will be treated as being transferred first, and Accumulation Units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the Short-Term Trading Fees, including:

•	scheduled and systematic transfers, such as those associated with dollar cost averaging programs and asset rebalancing programs;

•	policy loans;

•	full or partial surrenders; and

•	payment of the Proceeds.

New share classes of certain currently available mutual funds may be added as investment options under the policy.  These new share classes may require the assessment of Short-Term Trading Fees.  When these new share classes are added, new Premiums and transfers to the Sub-Accounts in question may be limited to the new share class.

Illustration Charge

Currently, we do not assess an Illustration Charge, which would compensate us for the administrative costs of generating the illustration.  In the future, however, we may assess an Illustration Charge which will not exceed $25 per illustration requested.  Any Illustration Charge must be paid in cash at the time of the illustration request.  The Illustration Charge will not be deducted from the policy's Cash Value.

Partial Surrender Fee

Currently, we do not deduct a Partial Surrender Fee, which would compensate us for the administrative costs associated with calculating and generating the surrender amount.  In the future, however, we may assess a Partial Surrender Fee.  The Partial Surrender fee assessed for each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.

Any Partial Surrender Fee assessed will be deducted proportionally from your Sub-Account allocations and fixed account allocation.

Surrender Charges

We deduct a Surrender Charge from the Cash Value if you surrender or Lapse the policy.  Also, if you increase the Base Policy Specified Amount, and then reduce the Base Policy Specified Amount to less than it was before the increase, we will deduct a Surrender Charge from the Cash Value.  The Surrender Charge is assessed to compensate us for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability (and the Insureds' underwriting classes), and establishing policy records.

Generally, Surrender Charges will be greater for Insureds who are older or in poor health and less for Insureds who are younger or in good health.  For given Insureds, larger Base Policy Specified Amounts will produce greater Surrender Charges.

When considering the potential impact of Surrender Charges, you should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning. Attempting to minimize your Surrender Charges by choosing a lower Base Policy Specified Amount may result in inadequate death benefit coverage.  You should consult with your registered representative and carefully weigh all relevant benefit and charge factors, together with your goals in purchasing this policy.

Depending on the policy year of the surrender and the Insureds' ages, sexes, Base Policy Specified Amount, death benefit option, underwriting classes at the time of policy issuance or at the time an increase becomes effective, the actual Surrender Charge paid will be a decreasing percentage of the initial Surrender Charge.

The Base Policy Specified Amount in effect on the Policy Date and each increase to the Base Policy Specified Amount (referred to as "segments") will have their own Surrender Charge.  The Surrender Charge is assessed during the first eight policy years from the Policy Date or from the date of a Base Policy Specified Amount increase.  The maximum Surrender Charge that may be assessed for any segment of coverage is $46.80 per $1,000 of Base Policy Specified Amount.  The minimum Surrender Charge that may be assessed for any segment of coverage is $0.01 per $1,000 of Base Policy Specified Amount.  The Surrender Charge for each segment, when added together, will equal your total Surrender Charge.  Any Surrender Charge will be deducted proportionally from your Sub-Account allocations and fixed account allocation.

We may waive the Surrender Charge of your policy if you elect to surrender it in exchange for a plan of permanent fixed life insurance offered by us, as described in the "Right to Exchange" section beginning on page 13.

More information relating to the calculation of the maximum Surrender Charge can be found in the Statement of Additional Information, which is available to you free of charge.  We can also provide you with Surrender Charge information specific to your policy free of charge.  To request a Statement of Additional Information or additional information regarding your Surrender Charge, contact us at the phone number or address on page 1 of this prospectus.

Cost of Insurance Charge

We deduct a Cost of Insurance Charge from the policy's Cash Value on the Policy Date and on each monthly anniversary of the Policy Date to compensate us for providing expected mortality benefits, and to reimburse us for certain actual expenses, including acquisition costs and state and federal taxes.  This charge also provides revenue to compensate us for assuming certain risks associated with the policy, and revenue that may be profit to us.  The Cost of Insurance Charge will be deducted proportionally from your Sub-Account allocations and fixed account allocation.

The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate.  The cost of insurance rate will vary by the Insureds' sexes, Issue Ages, underwriting classes, any Substandard Ratings, how long the policy has been In Force and the Total Specified Amount and Base Policy Specified Amount.  The cost of insurance rates are based on our expectations as to future mortality and expense experience.  There will be a separate cost of insurance rate for the initial Base Policy Specified Amount and any Base Policy Specified Amount increase.  The cost of insurance rates will never be greater than those shown on the Policy Data Page.

Flat Extras and Substandard Ratings.  We may add an additional component to the Cost of Insurance Charge called a "Flat Extra" if certain factors result in an Insured receiving a Substandard Rating.  These factors include an Insured’s occupation and certain other habits or activities that increase the Insured’s likelihood of being in an accident or otherwise exposed to health hazards.  The Flat Extra compensates us for the increased risk of providing life insurance when one or more of these factors apply to an Insured.  For those policies where a Flat Extra applies, the Cost of Insurance Charge will reflect that additional fee.  The monthly Flat Extra is between $0.00 and $2.08 per $1,000 of the Net Amount At Risk.  If a Flat Extra applies, it is shown on the Policy Data Pages.

We will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, and any Substandard Ratings and Total Specified Amount and Base Policy Specified Amount, if their policies have been In Force for the same length of time.  If a change in the cost of insurance rates causes an increase to your Cost of Insurance Charge, your policy’s Cash Value could decrease.  If a change in the cost of insurance rates causes a decrease to your Cost of Insurance Charge, your policy's Cash Value could increase.

Mortality and Expense Risk Charge

We deduct a monthly Mortality and Expense Risk Charge from the policy's Cash Value allocated to the Sub-Accounts on each monthly anniversary of the Policy Date to compensate us for assuming the risk associated with mortality and expense costs. This charge also provides revenues to compensate us for assuming certain risks associated with the policy, and revenues that may be profit to us.  The mortality risk is that the Insureds will not live as long as expected.  The expense risk is that the costs of issuing and administering the policy will be more than expected.  The Mortality and Expense Risk Charge will be deducted proportionally from your Sub-Account allocations.

The maximum guaranteed Mortality and Expense Risk Charge on an annualized basis is equal to:

	Policy Years 1-15	Policy Years 16-20	Policy Years 21+
Charge for all Variable Cash Value	$8.00 per $1,000	$5.00 per $1,000	$3.00 per $1,000

This means that on a guaranteed basis, the Mortality and Expense Risk Charge rate will decrease the longer your policy remains In Force.

On a current basis, the Mortality and Expense Risk Charge on an annualized basis is equal to:

	Policy Years 1-15	Policy Years 16-20	Policy Years 21+
Charge for first $250,000 of Variable Cash Value	$8.00 per $1,000	$5.00 per $1,000	$0.00 per $1,000
Charge for Variable Cash Value in excess of $250,000	$5.00 per $1,000	$5.00 per $1,000	$0.00 per $1,000

This means that on a current basis, the Mortality and Expense Risk Charge rate will decrease the longer your policy remains In Force and as greater amounts of Cash Value are allocated to the Sub-Accounts, subject to allocation of sufficient dollar amounts to qualify for the lower current rates.

Administrative Per Policy Charge

We deduct a monthly Administrative Per Policy Charge from the policy's Cash Value to reimburse us for the costs of maintaining the policy, including accounting and record-keeping.  The Administrative Per Policy Charge will be deducted proportionally from your Sub-Account allocations and fixed account allocation.

The maximum guaranteed Administrative Per Policy Charge is $9.00 per month in all policy years.   Currently, the Administrative Per Policy Charge is $9.00 per month in all policy years.

Underwriting and Distribution Charge

We deduct a monthly Underwriting and Distribution Charge from the policy's Cash Value to compensate us for sales, underwriting, distribution and issuance of the policy.  The Base Policy Specified Amount in effect on the Policy Date and each increase to the Base Policy Specified Amount (referred to as "segments") will have its own Underwriting and Distribution Charge.  The Underwriting and Distribution Charge for each segment, when added together, will equal your total Underwriting and Distribution Charge.

The Underwriting and Distribution Charge will be deducted proportionally from your Sub-Account allocations and fixed account allocation.

The guaranteed Underwriting and Distribution Charge varies by the Insureds' Attained Ages, sexes and Base Policy Specified Amount.  The maximum guaranteed Underwriting and Distribution Charge per $1,000 of Base Policy Specified Amount is $0.74 and assumes both Insureds are male, Attained Age 85, with a Base Policy Specified Amount of $250,000 or less.

On a guaranteed basis, this charge is assessed for fifteen years  measured from the Policy Date for the initial Base Policy Specified Amount, and from the effective date of any increase in the Base Policy Specified Amount.

On a current basis, the Underwriting and Distribution Charge varies by the Insureds' Attained Ages, sexes and the Base Policy Specified Amount and is assessed for fifteen years from the Policy Date or the effective date of a Base Policy Specified Amount increase for all Issue Ages.  Currently, we charge rates lower than the guaranteed maximum.  Any change in current rates will be applied uniformly for Insureds with the same combination of underwriting characteristics, Base Policy Specified Amount, and the death benefit option in effect at the time of determination.

Mutual Fund Operating Expenses

In addition to the charges listed above, there are also charges associated with the mutual funds in which the Sub-Accounts invest.  While you will not pay these charges directly, they will affect the value of the assets you have allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that we subsequently use to value your Sub-Account units.  Please see the underlying mutual funds’ prospectuses for additional information about these charges.  You may request FREE OF CHARGE copies of the prospectus for any of the underlying mutual funds available under the policy.  Information on how to contact us is located on the front page of this prospectus.

Reduction of Charges

The policy may be purchased by individuals, corporations, and other entities.  We may reduce or eliminate certain charges (Sales Load, Surrender Charge, administrative charges, Cost of Insurance Charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.  Where prohibited by state law, we will not reduce charges associated with the policy.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium we expect to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; any Rider elections; and any other circumstances which are rationally related to the expected reduction in expenses.

We may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges.  If you have questions about whether your policy is eligible for reduction of any charges, please consult with your registered representative for more specific information.  Your registered representative can answer your questions and where appropriate can provide you with illustrations demonstrating the impact of any reduced charges for which you may be eligible.

We may change both the extent and the nature of the charge reductions.  Any charge reductions will be applied in a way that is not unfairly discriminatory to policy owners and will reflect the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex.  The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests that we use non-sex distinct tables.  Thus the policies generally provide different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The total compensation is determined as a function of Premium paid up to the Commissionable Target Premium ("CTP") and Premium paid in excess of CTP.  For a particular policy, CTP is calculated based on the Base Policy Specified Amount and an actuarially derived factor.

The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales or Base Policy Specified Amount increases is:

•
 for the first policy year from the Policy Date or the date of an increase in the Base Policy Specified Amount: 99% of Premiums paid up to CTP during the first policy year, plus 5% of any Premium paid in excess of the of the CTP during the first policy year;

•
for the second policy year from the Policy Date or the date of an increase in the Base Policy Specified Amount: 18% of Premiums paid up to CTP during the second policy year plus 5% of any Premium paid in excess of the CTP during the second policy year; and

•	after the second policy year from the Policy Date or the date of an increase in the Base Policy Specified Amount: 5% of all renewal Premiums paid after the second policy year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the applicable maximum stated above.  Commission may also be paid as an asset-based amount instead of a premium-based amount.  If an asset-based commission is paid, it will not exceed 0.50 % of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•	underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2008, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.55% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds.   We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Policy Riders and Rider Charges

You may purchase one or more Riders, listed below.  There may be additional charges assessed for elected Riders.

We will assess any Rider charge by taking deductions from the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the Rider charges.  We begin to deduct monthly Rider charges from your policy's Cash Value on the Policy Date or on the first monthly policy anniversary after the Rider is elected. These charges are assessed by redeeming Accumulation Units. The number of Accumulation Units redeemed is determined by dividing the dollar amount of the charge by the Accumulation Unit value for the Sub-Account.

Please note: The charge for certain Riders may be treated as a distribution from the policy for income tax purposes.  For a general discussion of the tax treatment of distributions from a policy, see "Taxes, Periodic Withdrawals, Non-Periodic Withdrawals, and Loans," below, and consult with your tax adviser.

Overloan Lapse Protection Rider

The Overloan Lapse Protection Rider prevents the policy from lapsing due to Indebtedness by providing a guaranteed paid-up insurance benefit.  The Rider is dormant until specifically invoked by the policy owner, at which time the policy is assessed a one-time charge.  Invocation of the Rider enables the policy owner of a substantially depleted policy (due to outstanding loans) to avoid the negative tax consequences associated with lapsing a life insurance policy (consult a qualified tax adviser for more details).  All policies for which the guideline premium/cash value corridor life insurance qualification test is elected will automatically receive the Overloan Lapse Protection Rider (state law permitting).  This Rider is not available for policies for which the cash value accumulation life insurance qualification test is elected.  Refer to the "Minimum Required Death Benefit" section of this prospectus for additional information regarding these tests.

The policy owner is eligible to invoke the Overloan Lapse Protection Rider when outstanding Indebtedness reaches a certain percentage of the policy's Cash Value.  This percentage varies based on the Attained Age of the younger Insured.  The first time the policy's outstanding Indebtedness reaches the percentage that makes the policy eligible for invocation of the Rider, Nationwide will send a letter to the policy owner notifying them of the policy's eligibility to invoke the Rider.  The letter will also describe the Rider, its cost, and its guaranteed benefits.

In addition, the following conditions must be met in order to invoke the Rider:

•	the younger Insured is Attained Age 75 or older,

•	the policy has been In Force for at least 15 years,

•	the policy's Cash Value is at least $100,000, and

•
at the time of policy issuance, you selected the guideline premium/cash value corridor tax test to qualify the policy for life insurance, and based on our records of your Premium payments, the entire cost basis of the policy (for tax purposes) has been withdrawn.

You need not invoke the Rider immediately upon notification of eligibility.  The Rider may be invoked at any time, provided that the above conditions are met and the policy remains In Force.

Please Note:  Election of this Rider may impact other provisions of your policy including certain other Riders.

After Nationwide receives your request to invoke the Rider, Nationwide will adjust the policy, as follows:

1.	if not already in effect, the death benefit option will be changed to Death Benefit Option One.

2.
the Total Specified Amount will be adjusted to equal the lesser of: (1) the Total Specified Amount immediately before you invoked the Rider, or (2) the Total Specified Amount that will cause the Death Benefit to equal the minimum required death benefit.

3.
any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider Charge) will be transferred to the fixed account, where it will earn the guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).

After the above adjustments are made, the loan balance will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate.  No policy charges will be assessed.  No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender).  Cash Value may not be transferred out of the fixed account.  The Death Benefit will be the greater of the Total Specified Amount or the minimum required death benefit.  The policy will remain as described above for the duration of the policy.

Upon invocation of this Rider, the following Riders, if also elected, will terminate:
•	Extended Death Benefit Guarantee Rider; and
•	Policy Split Option Rider.

Invocation of the Overloan Lapse Protection Rider is irrevocable.

Overloan Lapse Protection Rider Charge.  We deduct a one-time Overloan Lapse Protection Rider Charge at the time you invoke the Rider to cover the administrative costs and to compensate us for the risks associated with the Rider's guaranteed paid-up death benefit.  The Overloan Lapse Protection Rider Charge is the product of the policy's Cash Value and a factor that varies by the Attained Age of the younger Insured.

The Overloan Lapse Protection Rider Charge will be deducted proportionally from your Sub-Account allocations and fixed account allocation.  If the Cash Value less Indebtedness is insufficient to satisfy the Overloan Lapse Protection Rider Charge, you cannot invoke the Rider without repaying enough Indebtedness to cover the Overloan Lapse Protection Rider Charge.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.

Adjusted Sales Load Life Insurance Rider

The benefit associated with the Adjusted Sales Load Life Insurance Rider is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge.  You may elect the number of years (from one to seven) that you want the Premium Load replaced.  You will pay a Premium Load on any amount that you do not elect to be replaced by the Rider.  This Rider is available to purchase only at the time of application.

To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

Adjusted Sales Load Life Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Adjusted Sales Load Life Insurance Rider Charge to compensate us for the sales and premium tax expenses that we will not collect in the form of Premium Load.  You should expect the aggregate monthly Rider charges to be greater than the amount we would have deducted as Premium Load. The monthly charge is the product of your aggregate Premiums since the Policy Date, the portion of Premium Load you choose to replace (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354.  The Rider's charge may vary.  Each Premium payment you make will cause the Rider's charge to increase.  How long the Rider charge is assessed will also vary.  The Rider charge will be assessed for nine policy years, plus the number of years (from one to seven) that you want the Premium Load replaced (with a maximum Rider charge period of fifteen years).  However, if you stop making Premium payments during that one to seven year period, the Rider charge will only be assessed for nine policy years, plus the number of years that you actually made Premium payments.

For example, upon election, you anticipated making Premium payments for five years.  Therefore, you expect to have the Rider charge assessed for fourteen years (nine years plus five years).  However, you actually make your last Premium payment in policy year three, and do not make any additional Premium payments.  Since you did not get full "use" of the Rider (you only received three years worth of Premium Load replacement), we will only assess the Rider charge for twelve policy years (nine years plus the three years' worth of benefit you received).

If the policy terminates within the first ten policy years, we will deduct from the Cash Surrender Value an amount to compensate us for the Premium Load we waived, but were unable to recover as a Rider charge.  The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.

Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%

For example, at the time you elected the Rider, you elected to replace the Premium Load for seven years.  During the fifth policy year, you terminate the policy.  During the five years the policy was In Force, you paid $10,000 of Premium.  The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium).  Therefore, we will deduct $240 (60% of $400) from your Cash Surrender Value.

The Adjusted Sales Load Life Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and fixed account allocations.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Policy Split Option Rider

The Policy Split Option Rider is only available for election at the time of application.  The benefit provided by this Rider is the option to exchange the policy for two non-term individual life insurance policies without additional evidence of insurability.  When you invoke this Rider, a separate policy on the life of each Insured will be issued.

You should carefully review this section of the prospectus and the Rider form prior to purchasing this Rider.  This Rider may only be invoked upon the occurrence of one of two limited events: certain marriage terminations or certain federal tax law changes (see below).

You must notify us in writing of your election to invoke this Rider within twelve months after the occurrence of a qualifying event.  The qualifying events are:

(1)
the Insureds' marriage ends by divorce, dissolution, or annulment and, to the extent it is not inconsistent with state law, a divorce, dissolution, or annulment order has been issued by a court of competent jurisdiction and such order has been in effect for at least six months;  and

(2)	a federal tax law change occurs resulting in elimination of the marital deduction, or federal estate tax rate, to less than that in effect on the Policy Date.

The policy and this Rider must be In Force and not in a Grace Period in order to invoke the benefits provided by this Rider.

Please note that this Rider provides benefits only if a qualifying event occurs and only if you invoke this Rider within twelve months of a qualifying event.

The following will apply to the new policies issued as a result of the policy exchange:

1.	the initial specified amount of each of the new policies will be the lesser of:

a.	one-half of the policy's initial Total Specified Amount; or
b.	one-half of the policy's Total Specified Amount on the exchange date;

2.	the following policy values will be split evenly between the new policies, one-half to each:

a.
the policy's Cash Value on the exchange date applied to the new policies as premium.  If this split does not generate the initial premium required for issuance of a new policy, the difference must be paid on the exchange date;

b.
any policy Indebtedness on the exchange date.  If the indebtedness applied to a new policy exceeds the maximum permitted indebtedness for that new policy, the excess must be repaid on the exchange date;

3.	premium requirements, charges, and deductions for each new policy will be based on the Insured’s underwriting class under the existing policy and attained age as defined by the new policy; and

4.	both new policies will be subject to any recorded assignment of the policy in effect on the exchange date.

The option will last so long as both Insureds are alive and the older Insured has not yet reached Attained Age 80.  This Rider terminates on the date the older Insured reaches Attained Age 80, the date the policy terminates or upon receipt of your written request to our Home Office.  Such termination becomes effective on the next monthly anniversary.

Policy Split Option Rider Charge.  The Policy Split Option Rider Charge compensates us for the option to exchange the policy for two individual policies, each on the life of one Insured.  The charge is the product of the Total Specified

Amount and the monthly policy split option cost rate.  This rate is based on the average ages of the two Insureds on the Policy Date, and is stated on the Policy Data Page.

This Rider charge will be deducted proportionally from your Sub-Account and fixed account allocation.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

There is no Cash Surrender Value or loan value attributable to this Rider.

There is a potential federal income tax consequence that could result from exercising the benefit provided by the Policy Split Option Rider.  For federal income tax purposes, the exchange of the policy for two new policies under the Policy Split Option Rider, may not qualify for the tax free treatment for policy exchanges under Section 1035 because under the new policies, the individual Insureds are separately insured whereas, the existing policy insures two (joint) lives.  The foregoing is not comprehensive and cannot replace personalized advice provided by a competent tax professional.  Please seek competent tax advice regarding the tax treatment of the policy when contemplating exchanging the policy for new policies as provided under the Policy Split Option Rider.

Interaction with other Riders

Extended Death Benefit Guarantee Rider.  While receiving benefits under the Extended Death Benefit Guarantee Rider, you cannot invoke this Rider without first terminating the Extended Death Benefit Guarantee Rider.  Additionally, if you invoke this Rider, the Extended Death Benefit Guarantee Rider terminates.

No Charge Four Year Term Insurance Rider.  An election to invoke this Rider, will result in termination of the No Charge Four Year Term Insurance Rider.

Four Year Term Insurance Rider.  An election to invoke this Rider, will result in termination of the Four Year Term Insurance Rider and its charge.

Additional Term Insurance Rider

The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insureds, in addition to the Death Benefit, payable upon the Surviving Insured's death.

Subject to our underwriting approval, you may purchase this Rider at any time while the policy is In Force and both Insureds are alive and younger than Attained Age 85.  If you purchase this Rider after the Policy Date, we will require evidence of insurability of both Insureds.  The Rider benefit amount may vary monthly and is based on the chosen Death Benefit.  You may renew coverage annually until the younger Insured reaches Attained Age 120, when this Rider’s term expires.

At any time while the policy and the Rider are In Force (including on the Rider's Maturity Date), you may convert the term life insurance associated with this Rider into Base Policy Specified Amount and apply it to the policy.  Converting the term life insurance associated with this Rider may impact the overall cost of your policy as the cost of insurance charges for the term life insurance may be lower compared to the cost of insurance charges for Base Policy Specified Amount.  Any such conversion request must be made in writing and submitted to our Home Office.  We will not require evidence of insurability upon conversion.

Before deciding whether to purchase the Additional Term Insurance Rider it is important for you to know that when you purchase this Rider, the compensation received by your registered representative and his or her firm is less than when compared to purchasing insurance coverage under the base policy.  There are instances where the Additional Term Insurance Rider may require lower Premium to maintain the total Death Benefit over the life of the policy or may require increased Premium when compared to not purchasing the Rider at all.

There are also some distinct disadvantages to purchasing the Rider, such as not being able to extend the Maturity Date for coverage under the Rider (resulting in a loss of coverage at maturity).  Another disadvantage is the base policy guaranteed policy continuation provision will only cover the Additional Term Insurance Rider for the first five policy years.  If the base policy provides an Initial Death Benefit Guarantee Period longer than five policy years, this Rider will cease to be covered after the end of the fifth policy year.  In addition, the Extended Death Benefit Guarantee Rider does not cover the Additional Term Insurance Rider at all, and invoking it will terminate the Additional Term Insurance Rider.  See the "Guaranteed Policy Continuation Provision" in the "Lapse" section of this prospectus and the description of the Extended Death Benefit Guarantee Rider later in this section for additional information.

If you have questions about whether the Rider is appropriate for you, please consult your registered representative for more specific information on this Rider and its potential benefits.  Your registered representative can answer your questions and provide you with illustrations demonstrating the impact of purchasing coverage under the Rider.

Additional Term Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Additional Term Insurance Rider Charge to compensate us for providing term life insurance on the Insureds.  There will be a separate cost of insurance rate for the initial Rider Specified Amount and any Rider Specified Amount increase.  The monthly Cost of Insurance Charge for this Rider is determined by multiplying the applicable monthly cost of insurance rate by the attributable portion of the total Rider Death Benefit.  The total Rider Death Benefit is based on the death benefit option elected by you for the base policy and will be equal to the difference between the total Death Benefit and the base policy Death Benefit.  We base the Additional Term Insurance Rider cost of insurance rate on our expectations as to the future mortality and expense experience.  The Additional Term Insurance Rider cost of insurance rate will vary by the Insureds' sexes, Attained Ages, underwriting classes, any Substandard Ratings and the Total Specified Amount.

The Additional Term Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and fixed account allocation.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.

No Charge Four Year Term Insurance Rider

This Rider is automatically added to qualified policies at issue.  The qualification standards are that both Insureds are under Attained Age 70 on the Policy Date, neither Insured has any Substandard Ratings, and the Total Specified Amount is under $3,600,000.00.

The benefit provided by the No Charge Four Year Term Insurance Rider is an additional Death Benefit we will pay to the beneficiary, to possibly offset any additional estate tax upon receiving proof that both Insureds died while the policy is In Force and the Rider is in effect.  The Rider's term is four years from the Policy Date.  The Rider Specified Amount is 122.22% of the policy's Total Policy Specified Amount.  You may not change, increase, or decrease the Rider Specified Amount after the Policy Date.

The Rider Specified Amount will not change unless the Total Specified Amount is decreased below the Total Specified Amount in effect on the Policy Date.  If this occurs, the Rider Specified Amount will be decreased proportionally.

If either Insured commits suicide, while sane or insane, within two years from the Policy Date, we will not pay this Rider’s Death Benefit and this Rider will terminate.  There is no Cash Surrender Value or loan value attributable to this Rider.

Before the term expires, you may request to terminate this Rider in writing to our Home Office, and the additional Death Benefit associated with this Rider will terminate on the next monthly anniversary from the Policy Date.  This Rider will also terminate on the date the policy terminates.

There is no charge or cost for this Rider.

Interaction with Other Riders. If the Insureds qualify for the No Charge Four Term Insurance Rider, you may not also elect the Four Year Term Insurance Rider.

This Rider terminates if either the Extended Death Benefit Guarantee Rider or the Policy Split Option Rider is invoked.

Four Year Term Insurance Rider

This Four Year Term Insurance Rider is available only for policies that are not eligible for the No Charge Four Year Term Insurance Rider.  This Rider provides the same coverage as, and operates the same as, the No Charge Four Year Term Insurance Rider, except that this Rider is optional and carries an additional charge.

This Rider is only available for election at the time of application.  The benefit provided by the Four Year Term Insurance Rider is an additional Death Benefit we will pay to the beneficiary, to possibly offset any additional estate tax upon receiving proof that both Insureds died while the policy is In Force and the Rider is in effect.  The Rider's term is four years from the Policy Date.  The maximum Rider Specified Amount that can be elected is 122.22% of the policy's Total Policy Specified Amount.  You may not change, increase, or decrease the Rider Specified Amount after the Policy Date.

The Rider Specified Amount will not change unless the Total Specified Amount is decreased below Total Specified Amount in effect on the Policy Date.  If this occurs, the Rider Specified Amount will be decreased proportionally.

If either Insured commits suicide, while sane or insane, within two years from the Policy Date, we will not pay this Rider's Death Benefit.  Instead, the amount payable will equal the total charge we deducted for this Rider.  There is no Cash Surrender Value or loan value attributable to this Rider.

Before the term expires, you may request to terminate this Rider in writing to our Home Office, and the additional Death Benefit and any charge we assess for this Rider will terminate effective on the next monthly anniversary from the Policy Date.  This Rider will also terminate on the date the policy terminates.

Four Year Term Insurance Rider Charge.  The Four Year Term Insurance Rider Charge compensates us for additional Death Benefit coverage while this Rider is In Force.  The charge is the product of the Rider Specified Amount and the monthly cost of insurance rate for the base policy.  This rate is the rate in effect for the initial segment of base coverage on each respective monthly anniversary when this Rider's charge is calculated.

This Rider charge will be deducted proportionally from your Sub-Account and fixed account allocation.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Interaction with other Riders.   This Rider terminates if either the Extended Death Benefit Guarantee Rider or the Policy Split Option Rider is invoked.

Extended Death Benefit Guarantee Rider

General Information About this Rider.  This Rider is only available for election at the time of application.

This Rider provides additional Lapse protection beyond the protection provided under the Guaranteed Policy Continuation Provision of the base policy.  Lapse protection is designed to provide you the potential long-term benefits of investing in a variable universal life policy while protecting you from losing the life insurance coverage under the policy due to adverse or unfavorable Investment Experience.

If you purchase this Rider, you must make two irrevocable elections at the time of application:

(1) the portion of the Base Policy Specified Amount you want covered by this Rider (the "Guarantee Amount"). The Guarantee Amount must be between 50% and 100% of your Base Policy Specified Amount; and

(2) the duration of the Rider coverage expressed in full policy years (the "Guarantee Duration"). The Guarantee Duration is subject to the following limits:

(a) the minimum Guarantee Duration that may be elected is twenty-one years; and

(b) the maximum Guarantee Duration that may be elected is equal to 120 years minus the younger Insured’s Attained Age on the Policy Date.

Before electing this Rider, carefully review the "Guaranteed Policy Continuation Provision" section of this prospectus.  If you are satisfied that the Lapse protection afforded under this provision of the base policy meets your needs, you should not purchase this Rider.

There are two conditions to receiving coverage under this Rider.  The first condition is paying the Rider’s charge.  The second condition is meeting the required Net Accumulated Premium under one of two testing methods.  If you do not meet one of the premium testing methods described in this Rider, you will not receive any coverage or benefits afforded by this Rider.  If at any time after the tenth policy year, you fail the 10 Year Paid-Up testing method, that method of testing will no longer be used to determine whether Rider coverage applies.

Premium testing methods are described in detail in the "How This Rider Operates" subsection of this section.

Extended Death Benefit Guarantee Rider Charge.  We assess a charge for the coverage provided by this Rider. The charge is determined, and will vary, based on the Insureds’ sexes, Attained Ages, underwriting classes and the elected duration of the Base Policy Specified Amount to be guaranteed by this Rider.

This Rider charge will be deducted proportionally from your Sub-Account and fixed account allocation. Because we deduct the Rider charge from the Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

It is important to remember that you will be paying the Rider charge while the Guaranteed Policy Continuation Provision of the base policy is in effect.  In the event Lapse protection benefits become payable during the Guaranteed Policy Continuation Period of the base policy, the benefits provided will be greater than or equal to the benefits provided under the Rider.

How this Rider Operates.  Based on the Guarantee Amount and Guarantee Duration, we will determine the Net Accumulated Premium required to keep the Rider In Force.   Net Accumulated Premium equals the cumulative sum, from the Policy Date to the date of the most recent monthly anniversary of the Policy Date, of all Premiums paid adjusted for partial surrenders, Indebtedness and Returned Premium.

The required Net Accumulated Premium for either test is determined, and will vary, based on the Insureds' sexes, Issue Ages, underwriting classes, any Substandard Ratings, the Base Policy Specified Amount, death benefit option, other optional benefits, as well as the elections made under this Rider.

During the Guarantee Duration, we conduct tests to determine whether the required Net Accumulated Premium has been paid under either the 10 Year Paid-Up Method or the Monthly Premium Method.  Under either test, the required Net Accumulated Premium represents the amount of Premium needed to offset Nationwide’s risk that the Surviving Insured may die during a period when the policy would otherwise Lapse.  Generally, the two methods of calculation are attributable to the different ways policy owners pay Premium.  The 10 Year Paid-Up Method is generally used by policy owners who pay a larger premium during the first ten policy years. In contrast, the Monthly Premium Method is generally used by policy owners who pay a lower premium over a longer period of time.  Listed below is how and when we determine, under each method, if you have paid the required Net Accumulated Premium for the Guarantee Amount to apply.

(A)
10 Year Paid-Up Method - This method determines a required Net Accumulated Premium over a ten-year period beginning on the Policy Date, regardless of the Guarantee Duration of Rider coverage you elected.  The required Net Accumulated Premium under this test is stated in the Policy Data Pages.

This test is first performed on the monthly policy anniversary after the tenth policy year.  This test is satisfied if the Net Accumulated Premium on this date is equal to or greater than the required Net Accumulated Premium.   If this test is not satisfied Rider benefits apply only if the Monthly Premium Method test is satisfied.

If this test is satisfied, we retest:

(1)	on any monthly anniversary of the Policy Date during the period of time coverage under this Rider is In Force, if your policy will Lapse, subject to the Grace Period of the policy;

(2)	on any date of a partial surrender or policy loan; and

(3)	on any date there is Returned Premium.

The 10 Year Paid-Up Method will no longer be applicable under the following circumstances:

•	failing to satisfy the 10 Year Paid-Up Method test at any time it is performed;

•	increasing the Base Policy Specified Amount;

•	changing the death benefit option; or

•	adding or increasing any Rider on or after the first policy anniversary.

If any of the above circumstances apply, the 10 Year Paid-Up Method is no longer available; however you may still maintain the Guarantee Amount if you satisfy the test under the Monthly Premium Method.

Please note: Depending on how your policy is issued (Guideline Premium/Cash Value Corridor Test or Cash Value Accumulation Test), paying Premium equal to the Net Accumulated Premium under the 10 Year Paid-Up Method may disqualify your policy as a contract for life insurance under Section 7702 of the Code.  If this is the case for you, you can still pay Premium equal to (or in excess of) the required Net Accumulated Premium under the Monthly Premium Method.  Please request and review illustrations carefully.  Currently, we do not charge for illustrations; however, we reserve the right to charge for illustrations in the future.  For more information on illustration charges, see the "Illustration Charge" sub-section of the "Standard Policy Charges" section of this prospectus.

(B)	Monthly Premium Method - This method determines a required monthly Premium. The required monthly Premium under this test is stated in the Policy Data Pages.

This test is performed on every monthly policy anniversary.  This test is satisfied if the Net Accumulated Premium is equal to or greater than the sum of the monthly required Premiums from the Policy Date to the most recent monthly policy anniversary.

We will also conduct this test if any of the following changes occur:

•	increasing or decreasing the Base Policy Specified Amount;
•	changing the death benefit option;
•	adding or increasing any Rider; or
•	changing the underwriting classification of either Insured.

We may require approval of any of the changes above as a change may result in a subsequent change to the required Net Accumulated Premium under this Rider.

Situations Where the Guarantee Amount May be Modified or this Rider Terminates  Coverage under this Rider will not apply in the following circumstances:

(1)	if you do not pass either of the two testing methods we use to determine whether required Net Accumulated Premium has been met, such as failing to pay sufficient Premium; or

(2)
if you take partial surrenders and/or policy loans and they reduce the Net Accumulated Premium below the required Net Accumulated Premium and this results in failing to meet one of the tests under this Rider.  Listed below is how partial surrenders impact Net Accumulated Premium requirements for each test:

(a)
under the 10 Year Paid-Up Method, if partial surrenders or policy loans reduce the Net Accumulated Premium to less than the required Net Accumulated Premium, then the test is not satisfied and the Guarantee Amount does not apply; or

(b)
under the Monthly Premium Method, if partial surrenders or policy loans reduce the Net Accumulated Premium to less than the required Net Accumulated Premium, then the test is not satisfied and the Guarantee Amount does not apply unless you pay additional Premium that satisfies the required Net Accumulated Premium.

If a partial surrender decreases the Base Policy Specified Amount, then there will be a proportional reduction in the Guarantee Amount.  Any other changes to the policy resulting in a decrease of the Base Policy Specified Amount will also result in a proportional reduction of the Guarantee Amount.

This Rider will terminate and no coverage will apply if any of the following applies:

(1)	you elect to terminate this Rider. If you elect to terminate this Rider, we may require you to return the Rider and the policy for endorsement;

(2)	the Guarantee Duration ends;

(3)	the policy Lapses, is surrendered, or otherwise terminates. We will not permit reinstatement of this Rider in the event you decide to reinstate the base policy; or

(4)	you terminate this Rider in order to make an allocation of Cash Value or Net Premium to a Sub-Account that is not available under this Rider.

Allocation Restrictions.  Only certain Sub-Accounts are available when you elect this Rider.  We selected the available Sub-Accounts on the basis of certain risk factors associated with their investment objective and Sub-Accounts were excluded from availablility with this Rider on the basis of similar risk considerations.

The following allocations are permitted under this Rider:

(1) the fixed account; and/or

(2) any combination of the Sub-Accounts listed below:

Fidelity Variable Insurance Products Fund
•	VIP Freedom 2010 Portfolio: Service Class
•	VIP Freedom 2020 Portfolio: Service Class
•	VIP Freedom 2030 Portfolio: Service Class

Nationwide Variable Insurance Trust ("NVIT")
•	American Funds NVIT Asset Allocation Fund: Class II
•	NVIT CardinalSM Aggressive Fund: Class I
•	NVIT CardinalSM Balanced Fund: Class I
•	NVIT CardinalSM Capital Appreciation Fund: Class I
•	NVIT CardinalSM Conservative Fund: Class I
•	NVIT CardinalSM Moderate Fund: Class I
•	NVIT CardinalSM Moderately Aggressive Fund: Class I
•	NVIT CardinalSM Moderately Conservative Fund: Class I
•	Nationwide NVIT Investor Destinations Funds: Class II
➢	NVIT Investor Destinations Conservative Fund: Class II
➢	NVIT Investor Destinations Moderately Conservative Fund: Class II
➢	NVIT Investor Destinations Balanced Fund: Class II
➢	NVIT Investor Destinations Moderate Fund: Class II
➢	NVIT Investor Destinations Capital Appreciation Fund: Class II
➢	NVIT Investor Destinations Moderately Aggressive Fund: Class II
➢	NVIT Investor Destinations Aggressive Fund: Class II

Allocations to or transfers to investment options other than those listed above are not permitted when this Rider is In Force.  We reserve the right to modify the list of Rider investment options upon written notice.  If we substitute or delete a Sub-Account from the list of available investment options, the substitution or deletion will not affect existing Policies where this Rider is already in effect.

You may instruct us to move your allocations back and forth between the available Rider investment options at any time while this Rider is In Force, which will be considered a transfer event.  While this Rider is In Force, your investment allocation (current and future) instructions must be entirely allocated (100%) to the Rider investment options listed above.  If, while this Rider is In Force, you instruct us to allocate amounts to an investment option not available under this

Rider, we will not process your request.  We will then notify you that you have submitted allocation instructions that violate the terms of this Rider.  Your allocations will remain unchanged until we receive instructions that comply with the allocation requirements of this Rider.  You may still choose to terminate this Rider and then instruct us to make allocations under any of the investment options available under the policy.  Termination of the Rider will end all Rider coverage including payment of the Guarantee Amount as defined herein and Rider charges.

How the Grace Period Under the Base Policy Operates with this Rider.  If the policy enters a Grace Period while this Rider is In Force, we will send you notification that includes the following Premium amounts:

(1)	the amount of Premium required to prevent the policy from Lapsing; and

(2)	the amount of Premium you must pay so that the required Net Accumulated Premium equals or exceeds the amount needed to meet the Monthly Premium Method test and prevents this Rider from Lapsing.

For additional information, refer to the Grace Period section in the "Lapse" provision of this prospectus.Interaction with other Riders

Overloan Lapse Protection Rider.  Before receiving any benefits under this Rider, an election to invoke the Overloan Lapse Protection Rider will result in termination of this Rider and its charge.

While receiving benefits under the Rider, the Overloan Lapse Protection Rider cannot be invoked without first terminating this Rider.

Policy Split Option Rider.  Before receiving any benefits under this Rider, an election to invoke the Policy Split Option Rider will result in termination of this Rider and its charge.

While receiving benefits under the Rider, the Policy Split Option Rider cannot be invoked without first terminating this Rider.

When Benefits Under this Rider Commence.  Once you begin to receive benefits under this Rider and before the end of the Guarantee Duration, no changes to the base policy will be permitted (i.e., changes to Specified Amount and addition of other optional Riders).  In addition, if you elected any of the following Riders, they will terminate:

•	Additional Term Insurance Rider;

•	No Charge Four Year Term Insurance Rider; and

•	Four Year Term Insurance Rider.

If either the No Charge Four Year Term Insurance Rider or the Four Year Term Insurance Rider is terminated by operation of this Rider then it cannot be reinstated and any charge under the terminated Rider will also terminate.

If the Additional Term Insurance Rider is terminated by operation of this Rider, the charge for the Additional Term Insurance Rider will terminate.  You may not reapply for the Additional Term Insurance Rider until the expiration of the Guarantee Duration.

Voluntary Termination of the Rider.  You may terminate the Rider by written request to us. Termination by written request will be effective the next business day following receipt at our Home Office as stated on the policy cover page.  In order to terminate this Rider, we have the right to require return of this Rider and the policy to which it is attached for endorsement. The Rider also automatically terminates under the conditions previously described.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program.  Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time.  Policy owners may direct us to automatically transfer specific amounts from the fixed account and the:

Nationwide Variable Insurance Trust ("NVIT")
•	Federated NVIT High Income Bond Fund: Class III
•	NVIT Government Bond Fund: Class I
•	NVIT Money Market Fund: Class I

to any other Sub-Account.  Transfers from the fixed account must be no more than 1/30th of the fixed account value at the time you elect to participate in the program.  These funds may or may not be available depending on when you purchased this policy.  Please refer to "Appendix A: Sub-Account Information" for details on fund availability.

You may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective at the end of the Valuation Period coinciding with date you request or, if that date has passed or no date is specified, then at the end of the Valuation Period during which we receive your request.  There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events.  We will continue to process dollar cost averaging transfers until there is no more value left in the originating investment option(s) or until you instruct us to terminate your participation in the service.

We do not assure the success of these strategies and we cannot guarantee that dollar cost averaging will result in a profit or protect against a loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing thirty days before we do so.

Asset Rebalancing

You may elect to participate in an asset rebalancing program.  Asset rebalancing involves the automatic rebalancing of the

Cash Value in your chosen Sub-Accounts (up to twenty) on a periodic basis.  You can schedule asset rebalancing to occur every three, six, or twelve months on days when we price Accumulation Units.  There is no charge for asset rebalancing and it does not count as a transfer event.

You may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form.  Unless you elect otherwise, asset rebalancing will not affect the allocation of Premiums you pay after beginning the program.  Manual transfers will not automatically terminate the program.  Termination of asset rebalancing will only occur as a result of your specific instruction to do so.  We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

Automated Income Monitor

Automated Income Monitor is an optional systematic partial surrender and/or policy loan program that may be elected at any time, at no additional cost.  This program is only available to policies that are not Modified Endowment Contracts.

Automated Income Monitor programs are intended for policy owners who wish to take an income stream of scheduled payments from the Cash Value of their policy.  The income stream is generated via partial surrenders until the policy cost basis is depleted, then through policy loans.  Taking partial surrenders and/or policy loans may result in adverse tax consequences, will reduce policy values and therefore limit the ability to accumulate Cash Value, and may increase the likelihood your policy will Lapse.  Before requesting the Automated Income Monitor program, please consult with your financial and tax advisers.

You can obtain an Automated Income Monitor election form by contacting your registered representative or our service center.  At the time of application for a program, we will provide you with an illustration of the proposed income stream and impacts to the Cash Value, Cash Surrender Value and Death Benefit.  You must submit this illustration along with your application.  Programs will commence at the beginning of the next monthly anniversary after we receive your election form and illustration. On each policy anniversary thereafter we will provide an updated In Force illustration to assist you in determining whether to continue, modify, or discontinue an elected program based on your goals.  You may request modification or termination of a program at any time by written request.

Your program will be based on your policy's Cash Surrender Value at the time of election, and each succeeding policy anniversary, and the following elections:

1.	Payment type:

a.
Fixed Amount:  If you elect payments of a fixed amount, the amount you receive will not vary with policy Investment Experience; however, the length of time the elected payment amount can be sustained will vary based on the illustration assumptions below and your policy's Investment Experience; or

b.
Fixed Duration:  If you elect payments for a fixed duration, the amount you receive during the first year will be based on the illustration assumptions below.  After the first year, the amount will vary based on the illustration assumptions below and policy Investment Experience to maintain the elected duration.

2.	Illustration assumptions:

a.	an assumed variable rate of return you specify from the available options stated in the election form;

b.
 minimum Cash Surrender Value you target to have remaining on your policy's Maturity Date, or other date you specify.  This dollar amount is used to calculate available income.  It is not guaranteed to be the Cash Surrender Value on the specified date;

c.
you may also request a change of Death Benefit option from Death Benefit Option Two to Death Benefit Option One, or a decrease in Specified Amount to be effective in conjunction with commencing a program or to occur at a future date; and

d.	payment frequency: monthly; quarterly; semi-annually; or annually. Payments on a monthly basis are made by direct deposit (electronic funds transfer) only.

Generally, higher variable rate of return assumptions, a lower target Cash Surrender Value, and Death Benefit Option One, will result in larger projected payments or longer projected durations.  However, larger payments or longer duration may increase the likelihood your policy will Lapse.

You are responsible for monitoring your policy to prevent Lapse.  We will provide annual In Force illustrations based on your then current Cash Surrender Value and your elected illustration assumptions to assist you in planning and preventing Lapse.  You may request modification or termination of a program at any time by written request.

Automated Income Monitor programs are subject to the following additional conditions:

1.	To prevent adverse tax consequences, you authorize us to make scheduled payments via policy loan:

a.	when your policy's cost basis is reduced to zero;

b.	when a partial surrender within the first fifteen policy years would be a taxable event; or

c.	to prevent your policy from becoming a MEC. See, "When the Policy is Life Insurance that is a Modified Endowment Contract" in the "Taxes" section of this prospectus for additional information.

Note:  Partial surrenders and policy loans taken under the Automated Income Monitor program are subject to the same terms and conditions as other partial surrenders and policy loans.  Refer to the "Partial Surrenders" and "Policy Loans" sections of this prospectus for additional information.

2.	While a program is in effect, no Premium payment reminder notices will be sent; however, Premium payments will be accepted.

3.	Programs will terminate on the earliest of the following:

a.	our receipt of your written request to terminate participation;

b.	at the time your policy enters a Grace Period or terminates for any reason;

c.	at the time of a requested partial surrender or policy loan outside the program;

d.	upon a change of policy owner;

e.	one of the following Riders is invoked or begins providing benefits: the Overloan Lapse Protection Rider; the Policy Split Option Rider; or the Extended Death Benefit Guarantee Rider;

f.	for income based on a fixed duration, the end of the period you specify at the time of election;

g.	on any policy anniversary when your then current Cash Surrender Value is less than or equal to the target Cash Surrender Value assumption you specify;

h.	at any time the scheduled partial surrender or policy loan would cause your policy to fail to qualify as life insurance under Section 7702 of the Code, as amended; or

i.	your policy's Maturity Date.

We will notify you upon termination of your Automated Income Monitor program due to one of the above events.  In addition, we may modify, suspend or discontinue Automated Income Monitor programs at any time.  We will notify you in writing thirty days before we do so.

Policy Loans

After the expiration of the free look period and while the policy is In Force, you may take a loan against the policy's Cash Value.  Loan requests must be submitted in writing to our Home Office.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest Charged

Subject to conditions, you may take a policy loan of no more than 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment option less any Surrender Charge.  The minimum loan amount is $200.

We charge interest on the amount of outstanding Indebtedness as follows:

The guaranteed maximum annualized interest charged rate is 3.90% in all policy years.  On a current basis, the annualized rate is 3.90% in all policy years.

The interest will accrue daily and is payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Surviving Insured's death, a policy Lapse, or a full surrender.  If the interest is not paid when due, we will add it to the outstanding loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations.

Collateral and Interest Earned

As collateral for the policy loan, we will transfer Cash Value equal to the policy loan amount to the policy loan account.  Amounts transferred from the Sub-Accounts will be in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  To implement the transfer, we will redeem Accumulation Units from the Sub-Accounts and apply the redemption proceeds to the policy loan account.  We will only transfer amounts from the fixed account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.

Currently, amounts in the policy loan account will accrue and be credited daily interest at a rate of 3.00% per annum during the first ten policy years and 3.90% thereafter.  On a guaranteed basis, the annualized rate is 3.00% during the first ten policy years and 3.65% thereafter.

Net Effect of Policy Loans

We will charge interest on the outstanding loan amount and credit interest to the policy loan account at the same time.  In effect, the loan interest charged rate is netted against the interest crediting rate, and this is the amount that you are "charged" for taking the policy loan.  The maximum and current charges shown in the "Periodic Charges Other Than Mutual Fund Operating Expenses" table do not reflect the interest that is credited to amounts in the loan account.  When the interest charged is netted against the interest credited, the net cost of a policy loan is lower than that which is stated in the table.

The amount transferred to the loan account is part of our General Account and will not be affected by the Investment Experience of the Sub-Accounts. The loan account is credited interest at a different rate than the fixed investment option. Even if it is repaid, a policy loan will affect the policy, the Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse.

Repayment

You may repay all or part of a policy loan at any time while the policy is In Force.  The minimum repayment amount is $50.  When you make a loan repayment, we will use the dollar value of the repayment to purchase Accumulation Units in the Sub-Accounts according to the allocation instructions in effect at the time the payment is received, unless you indicate otherwise.  While your policy loan is outstanding, we will treat any payments that you make as Premium payments, unless you indicate otherwise.  Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges.  You can avoid Lapsing the policy by paying the amount required by the guaranteed policy continuation provision, purchasing and meeting the requirements of the Extended Death Benefit Guarantee Rider, or, if elected, you can invoke the Overloan Lapse Protection Rider to prevent the policy from Lapsing due to Indebtedness.  Before any Lapse, there is a Grace Period during which you can take action to prevent the Lapse.  Subject to certain conditions, you may reinstate a policy that has Lapsed.

Guaranteed Policy Continuation Provision

The policy provides for a guaranteed policy continuation period (referred to as the "Initial Death Benefit Guarantee Period") which is shown on the Policy Data Pages.  During the Initial Death Benefit Guarantee Period, the policy will not Lapse if the Premium paid is equal to or greater than the sum of the monthly initial death benefit guarantee premium for each month your policy has been In Force.  The monthly initial death benefit guarantee premium is shown on the Policy Data Pages.  For the purposes of this provision, actual Premium paid is reduced by an Indebtedness, partial surrenders, and/or Returned Premium.  For free assistance in determining if your policy meets the requirements of the provision, contact us at the phone number or address listed on page 1.

If you make any changes to your policy after it is issued, including any policy loans or partial surrenders, increases or decreases of the Total Specified Amount, adding or terminating a Rider, and/or changing your death benefit option, your monthly initial death benefit guarantee premium may change.  A change will result in reissued Policy Data Pages. Your current monthly initial death benefit guarantee premium will be shown on the most recent version of the Policy Data Pages issued. Upon request and for no charge, we will determine whether your Premium payments, minus any Indebtedness, partial surrenders, and/or Returned Premiums, are sufficient to keep the guaranteed policy continuation provision in effect.

The monthly initial death benefit guarantee premium required will vary by the Insureds' Issue Ages, sexes, underwriting classes, any Substandard Ratings, the Insureds' involvement in certain risky activities, the Total Specified Amount (including increases), death benefit option and any Riders elected.

When the initial death benefit guarantee period ends, if the Cash Surrender Value is insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin.  There is no separate additional charge for the guaranteed policy continuation provision.

Duration of the Initial Death Benefit Guarantee Period.  The Initial Death Benefit Guarantee Period begins when we issue the policy.  How long the initial death benefit guarantee period lasts depends on the younger Insured's Attained Age at the time of policy issuance, as reflected in the following table:

Younger Insured's Attained Age at Policy Issuance:	18-69	70 or older
Duration of Initial Death Benefit Guarantee Period:	the lesser of twenty policy years or to the Younger Insured's Attained Age 75	five policy years

Grace Period

At the beginning of a Grace Period, we will send you a notice that will indicate the amount of Premium you must pay to avoid Lapsing the policy.  This amount is equal to the lesser of three times the current monthly deductions, or the amount of Premium that will bring the guaranteed policy continuation provision back into effect, if applicable.  If you do not pay the indicated amount within sixty-one days, the policy and all Riders will Lapse.

The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting, at any time within three years after the end of the Grace Period and before the Maturity Date, a written request to reinstate the policy;

•	providing any evidence of insurability for both Insureds that we may require;

•
paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement, or, if the policy is in the initial death benefit guarantee period, paying the lesser of (a) and (b) where:

(a)	is the amount of Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and

(b)	is the amount of Premium sufficient to bring the guaranteed policy continuation provision into effect;

•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and

•	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.

Generally, you may also reinstate any Riders subject to satisfactory evidence of insurability.  The following Riders, however, may not be reinstated:

•	the Extended Death Benefit Guarantee Rider;

•	the No Charge Four Year Term Insurance Rider; and

•	the Four Year Term Insurance Rider.

The effective date of a reinstated policy (including any Riders) will be the monthly anniversary date on or next following the date we approve the application for reinstatement.

If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of:

•	the Cash Value at the end of the Grace Period; or

•	the Surrender Charge corresponding to the policy year in which the policy is reinstated.

We will then add to the Cash Value any Premiums or loan repayments that you made to reinstate the policy.

The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless you indicate otherwise.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while the policy is In Force.  The Cash Surrender Value equals the policy's Cash Value minus any Indebtedness and the Surrender Charge.  A surrender will be effective as of the date we receive the policy and your written surrender request at our Home Office.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed investment option for up to six months.

Partial Surrender

You may request, in writing to our Home Office, a partial surrender of the policy’s Cash Surrender Value at any time after the policy has been In Force for one year.  Currently, we do not assess a Partial Surrender Fee.  However, we reserve the right to assess a Partial Surrender Fee to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered.  If assessed, this fee will be deducted proportionally from your Sub-Account allocations and fixed account allocation as of the date of the partial surrender.

We reserve the right to limit the number of partial surrenders to one per policy year.  The minimum amount of any partial surrender request is $200.  In policy years 2-10, the maximum amount of a partial surrender in any given policy year is equal to 10% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions. Monthly deductions are calculated for each month, beginning on the Policy Date, as follows:

1.	Mortality and Expense Risk Charge; plus

2.	Administrative Charges including Underwriting and Distribution Charges; plus

3.	the monthly cost of any additional benefits provided by any Riders; plus

4.	the Base Policy Specified Amount Cost of Insurance.

A partial surrender cannot cause the Total Specified Amount to be reduced below the minimum Total Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code.  Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy.

If you take a partial surrender, we will surrender Accumulation Units from the Sub-Accounts proportionally based on the current variable account Cash Value to equal the amount of the partial surrender.  If there are insufficient Accumulation Units available, we will surrender amounts from the fixed account.

Reduction of the Base Policy Specified Amount due to a Partial Surrender.  When you take a partial surrender, we will reduce the Base Policy Specified Amount to keep the Net Amount At Risk the same as before the partial surrender, if necessary.  The policy’s charges going forward will be based on the new Base Policy Specified Amount causing most charges to be lower than they were prior to the partial surrender.

Any reduction of the Base Policy Specified Amount will be made in the following order: against the most recent increase in the Base Policy Specified Amount, then against the next most recent increases in the Base Policy Specified Amount in succession, and finally, against the initial Base Policy Specified Amount.

The Death Benefit

Calculation of the Death Benefit

We will calculate the Death Benefit and pay it to the beneficiary when we receive (at our Home Office) all information required to process the Death Benefit, including, but not limited to, proof that both Insureds have died.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if either Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Total Specified Amount.  The Death Benefit will depend on which death benefit option you have chosen and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, outstanding Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are two death benefit options under the policy.  You may choose one.  If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.  Death Benefit Option One.  The Death Benefit will be the greater of the Total Specified Amount or the Minimum Required Death Benefit on date of death of the Surviving Insured.

Death Benefit Option Two.  The Death Benefit will be the greater of the Total Specified Amount plus the Cash Value as of the Surviving Insured's death, or the Minimum Required Death Benefit on the date of death of the Surviving Insured.

The Minimum Required Death Benefit

The policy has a Minimum Required Death Benefit.  The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle.  At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

•	the cash value accumulation test; or

•	the guideline premium/cash value corridor test.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.  If the cash value accumulation test is elected, the Overloan Lapse Protection Rider is not available.

The cash value accumulation test determines the Minimum Required Death Benefit by multiplying the Cash Value by a percentage described in the federal tax regulations.  The percentages depend upon the Insureds' ages, sexes, and underwriting classifications.  Under the cash value accumulation test, there is no limit to the amount that may be paid in Premiums as long as there is sufficient Death Benefit in relation to the Cash Value at all times.

The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the Attained Age of the younger Insured.

In deciding which test to elect for your policy, you should consider the following:

•
the cash value accumulation test generally allows flexibility to pay more Premium, subject to our approval of any increase in the policy's Net Amount At Risk that would result from higher Premium payments.  Premium payments under the guideline premium cash value corridor test are limited by Section 7702 of the Code;

•
generally, the guideline premium cash value corridor test produces a higher Death Benefit in the early years of the policy while the cash value accumulation test produces a higher Death Benefit in the policy's later years; and

•	Monthly Cost of Insurance Charges that vary with the amount of the Death Benefit may be greater during the years when the elected test produces a higher Death Benefit.

Consult a qualified tax adviser on all tax matters involving your policy.

Regardless of which test you elect, we will monitor compliance to ensure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  We may refuse additional Premium payments or return Premium payments to you so that the policy continues to meet the Code's definition of life insurance.

Changes in the Death Benefit Option

After the first policy year, you may elect to change the death benefit option from either Death Benefit Option One to Death Benefit Option Two, or from Death Benefit Option Two to Death Benefit Option One.  We will permit only one change of Death Benefit option per policy year.  The effective date of a change will be the monthly policy anniversary following the date we approve the change.

For any change in the death benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.

Upon effecting a death benefit option change, we will adjust the Total Specified Amount so that the Net Amount At Risk remains the same.  The policy’s charges going forward will be based on the adjusted Total Specified Amount causing the charges to be higher or lower than they were prior to the change.  We will refuse a death benefit option change that would reduce the Total Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Incontestability

We will not contest payment of the Death Benefit based on the initial Total Specified Amount after the policy has been In Force during both Insureds' lifetimes for two years from the Policy Date, and, in some states, within two years from a reinstatement date.  For any change in Total Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insureds' lifetimes for two years from its effective date, and, in some states, within two years from a subsequent reinstatement date.

Suicide

If either Insured dies by suicide, while sane or insane, within two years from the Policy Date, and, in some states, within two years a reinstatement date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  Similarly, if either Insured dies by suicide, while sane or insane, within two years from the date we accept an application for an increase in the Total Specified Amount, and, in some states, within two years from a subsequent reinstatement date, we will pay no more than the Death Benefit associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Total Specified Amount that has been In Force for a shorter period.

Policy Maturity

The Maturity Date of the policy will automatically be extended to the Surviving Insured's date of death if the policy is In Force on the Maturity Date, unless you elect otherwise.  Refer to the "Extending the Maturity Date" section below for additional information.

If you elect not to extend the Maturity Date, we will pay the Proceeds to you, generally, within seven days after we receive your written request at our Home Office.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed investment option.  The Proceeds will equal the policy's Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

The primary purpose of Maturity Date extension is to continue the life insurance coverage, and avoid current income taxes on any earnings in excess of your cost basis if the maturity Proceeds are taken.  See "Surrendering the Policy; Maturity" in the "Taxes" section of this prospectus for additional information.

Assuming you have no outstanding loans on the Maturity Date and that no partial surrenders or loans are taken after the Maturity Date, the Proceeds after the Maturity Date will equal or exceed the Proceeds at maturity.  However, because the loan interest rate charged may be greater than loan interest credited, if you have an outstanding loan on or after the Maturity Date, Proceeds after the Maturity Date may be less than the Proceeds at maturity.

Extending the Maturity Date

If you do not elect to receive the Proceeds on the Maturity Date, payment of the Proceeds and the termination of policy benefits will coincide with the policy's extended Maturity Date (unless you decide otherwise).  During this Maturity Date extension, you will still be able to request partial surrenders. If the policy's Maturity Date is extended:

(1)	no changes to the Base Policy Specified Amount will be allowed;

(2)	no changes to the death benefit option will be allowed;

(3)	no additional Premium payments will be allowed;

(4)	no additional periodic charges will be deducted;

(5)	100% of the policy's Cash Value will be transferred to the fixed account; and

(6)
the policy's Total Specified Amount will be equal to the Base Policy Specified Amount on the date that the younger Insured reached or would have reached Attained Age 120, excluding any coverage provided by the Additional Term Insurance Rider, and subject to any partial surrenders.

Notwithstanding the above, if you have invoked the Overloan Lapse Protection Rider the Proceeds may be reduced. For additional information refer to the "Overloan Protection Rider" section of this prospectus.

The Maturity Date will not be extended when the policy would fail the definition of life insurance under the Code.

Payment of Policy Proceeds

You may elect to receive Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) in a lump sum, or in another form that you may elect at application.  At any time before the Proceeds become payable, you may request to change the payout option by writing to our Home Office.

You may elect one or a combination of options.  To elect more than one payout option, you must apportion at least $2,000 to each option and each payment (made at the specified interval) must be at least $20.  The settlement options below are based on predetermined fixed payments.

If you do not make an election as to the form of the Proceeds, upon the Surviving Insured's death, the beneficiary may make the election.  Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time.  Proceeds are neither assignable nor subject to claims of creditors or legal process.  If the beneficiary does not make an election, we will pay the Proceeds in a lump sum.

Normally, we will make a lump sum payment of the Proceeds within seven days after we receive your written request at our Home Office.  However, we will postpone payment of the Proceeds on the days that we are unable to price Accumulation Units.  For more information on circumstances under which we are unable to price Accumulation Units, see "Valuation of Accumulation Units." Proceeds are paid from our general account.  For payout options other than lump sum, we will issue a settlement contract in exchange for the policy.

Please note that for the remainder of "Payment of Policy Proceeds" provision, "you" means the person entitled to the Proceeds.

Life Income with Payments Guaranteed Option

If you elect the Life Income with Payments Guaranteed Option, we retain the Proceeds and make payments to you at specified intervals for a guaranteed period (ten, fifteen or twenty years) and, if you are still living at the end of the guaranteed period, we will continue making payments to you for the rest of your life.  During the guaranteed period, we will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  The Proceeds can be paid at the beginning of twelve, six, three or one month intervals.

Since the payments are based on your lifetime, which is not a predetermined time period, you cannot withdraw any amount you designate to this option once payments begin.  If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate.  If you die after the guaranteed period has elapsed, we will make no further payments.

Joint and Survivor Life Option

If you elect the Joint and Survivor Life Option, we retain the Proceeds and make equal payments to you at specified intervals for the life of the last surviving payee.  The Proceeds can be paid at the beginning of twelve, six, three or one month intervals.

Since the payments are based on the lifetimes of the payees, which are not predetermined periods, you cannot withdraw any amount you designate to this option once payments begin.  Payments will cease upon the death of the last surviving payee.  We will make no payments to the last surviving payee's estate.  It is possible that only one payment will be made under this option if both payees die prior to the first payment.

Life Income Option

If you elect the Life Income Option, we will use the Proceeds to purchase an annuity with the payee as annuitant.  The amount payable will be based on our current individual immediate annuity purchase rate in effect on the Surviving Insured's date of death, the Maturity Date, or the date the policy is surrendered, as applicable.  The Proceeds can be paid at the end of twelve, six, three or one month intervals.

Since the payments are based on your lifetime, which is not a predetermined period, you cannot withdraw any amount you designate to this option once payments begin.  Payments will cease upon your death.  We will make no payments to your estate.  It is possible that only one payment will be made under this option if the payee dies prior to the first payment.

Some or all of the payout options listed may not be available in all states.  Forms of payout other than the three listed above may be requested, but are subject to our approval.  Requests for other forms of payout must be based on fixed payments;  no variable payment options are permitted.  The amount of payments and duration of any other payout options will be determined by us.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides a general overview of the Code’s provisions relating to certain common life insurance policy transactions.  Some of the items discussed below may not be applicable to your life insurance policy.  It is not and cannot be comprehensive or specific to your situation, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount (in 2009, up to $13,000 per recipient) from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the $13,000 exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2009, an estate of less than $3,500,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010.  If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2009, 45%), and there is a provision for an exemption (for 2009, $3.5 million).  The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance Premiums as a personal expense.  This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax.  Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner).  Gifts are not generally included in the recipient’s taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the Insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the policy’s compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.

Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the gain in the policy would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the underlying investment options to remain in compliance.  Thus, the policy should receive federal income tax treatment as life insurance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying investment options available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying investment options available in a variable insurance product does not exceed twenty, the number of investment options alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding twenty investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of investment options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying investment options, transfers between underlying mutual funds, exchanges of underlying investment options or changes in the investment objectives of underlying investment options such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Periodic Withdrawals, Non-Periodic Withdrawals, and Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy.  It also applies to Premiums we accept but then return to meet the Code's definition of life insurance, and amounts used to pay the Premium on any Rider attached to the policy.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a policy is issued as a modified endowment contract, it will always be a modified endowment contract; a policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional Premiums.  If the policy is not issued as a modified endowment contract, we will monitor it and advise you if the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new seven year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the investment in the policy (generally, the Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.

Distributions from life insurance policies that are not modified endowment contracts generally are treated as being from the investment in the policy (generally, the Premiums paid for the policy), and then from the income in the policy.  Because Premium payments are generally nondeductible, distributions not in excess of investment in the policy are generally not includible in income; instead, they reduce the owner’s investment in the policy.

However, if a policy is not a modified endowment contract, a cash distribution during the first fifteen years after a policy is issued that causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime.  Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy; Maturity

A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse tax consequences.  If the amount you receive (or the amount you are deemed to receive) plus total policy Indebtedness exceeds the investment in the policy (generally, the Premiums paid into the policy), then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

The purpose of the Maturity Date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes.  Although we believe that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled Maturity Date, that result is not certain due to a lack of specificity in the guidance on the issue.  You should consult with your qualified tax adviser regarding the possible adverse tax consequences that could result from an extension of the scheduled Maturity Date.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;

•	an amount equal to any employer-paid Premiums; or

•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; or

•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging the Policy for Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy.  If, however, you exchange the policy for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract and the new policy.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable.  Owners should consult with their personal tax or legal advisers in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy had been transferred to a new policy owner for valuable consideration (e.g. through a sale of a contract), a portion of the Death Benefit may be includible in the beneficiary’s gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax advisers to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.   In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance policies owned by the employer of the Insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006,  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of section 101(j).  Policies issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policyholder for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of Premiums for this purpose.

There are two exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  Prior to the issuance of the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be Insured at the time that the policy is issued; (b) the employee provides written consent to being insured under the policy and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The two exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued, and the Insured is either a director, a "highly compensated employee" (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a "highly compensated individual" (within the meaning of Section 105(h)(5), except "35%" is substituted for "25%" in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Federal Transfer Taxes.  When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within three years of death.  An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT tax payment.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are treated as death proceeds.  See, "Taxation of Death Benefits," above.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

See, also, Taxation of Death Benefits, Special federal income tax considerations for life insurance policies owned by employers, above; and Business Uses of the Policy, below.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Business Uses of the Policy

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.  Therefore, if you are contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment if this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law.  EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date.  Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies.  It is not intended to be legal or tax advice.  You should consult your independent legal, tax and/or financial adviser.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–7

Organization, Registration, and Operation

Nationwide VLI Separate Account-7 is a separate account established under Ohio law.  We own the assets in this account and we are obligated to pay all benefits under the policies.  We may use the separate account to support other variable life insurance policies that we issue.  The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times.  This registration does not involve the SEC’s supervision of the separate account’s management or investment practices or policies.

The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds.  We buy and sell the mutual shares at their respective NAV.  Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.

Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the investment experience of our other assets.  The separate account's assets are held separately from our other assets and are not part of our General Account.  We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies.  We will hold assets in the separate account equal to its liabilities.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

We do not guarantee any money you place in this separate account.  The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund.  You could lose some or all of your money.

Addition, Deletion, or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act or as any other form permitted by law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We reserve the right to make other structural and operational changes affecting this separate account.

We will notify you if we make any of the changes above, Also, to the extent required by law, we will obtain the required orders, approvals, and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.

The substitute mutual fund may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future Premium, or both.  We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

No substitution of shares may take place without the prior approval of the SEC.  All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.

Deregistration of the Separate Account. We may deregister Nationwide VLI Separate Account-7 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All policy owners will be notified in the event we deregister Separate Account-7.

Voting Rights

Although the separate account owns the mutual fund shares, you are the beneficial owner of those shares.  When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, we will vote the separate account's shares only as you instruct.

When a shareholder vote occurs, you will have the right to instruct us how to vote.  The weight of your vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value you have allocated to that mutual fund's Sub-Account (as of a date set by the portfolio).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), which refers to Nationwide Life Insurance Company of America (NLICA), Nationwide Life and Annuity Company of America (NLACA) and subsidiaries, including the affiliated distribution network. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated financial position or results of operations in a particular period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny on a broad range of issues by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations on such issues as late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has responded to information requests and/or subpoenas from the SEC in 2003 and the New York State Attorney General in 2005 in connection with investigations regarding market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company is not aware of any further action on these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium term note ("MTN") programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives. Related investigations, proceedings or inquiries may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the NLIC MTN program. The Company is cooperating with regulators in connection with these inquiries and will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass Nationwide Mutual Insurance Company's ("NMIC") operations.

A promotional and marketing arrangement associated with the Company’s offering of a retirement plan product and related services in Alabama is under investigation by the Alabama Securities Commission. The Company currently expects that any damages paid to settle this matter will not have a material adverse impact on its consolidated financial position. It is not possible to predict what effect, if any, the outcome of this investigation may have on the Company’s retirement plan operations with respect to promotional and marketing arrangements in general in the future.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company’s consolidated financial position or results of operations in the future.

NFS, NMIC, Nationwide Mutual Fire Insurance Company ("NMFIC"), Nationwide Corporation and the directors of NFS have been named as defendants in several class actions brought by NFS shareholders. These lawsuits arose following the announcement of the joint offer by NMIC, NMFIC and Nationwide Corporation to acquire all of the outstanding shares of NFS’ Class A common stock. The defendants deny any and all allegations of wrongdoing and have defended these lawsuits vigorously. On August 6, 2008, NFS and NMIC, NMFIC and Nationwide Corporation announced that they had entered into a definitive agreement for the acquisition of all of the outstanding shares of NFS’ Class A common stock for $52.25 per share by Nationwide Corporation, subject to the satisfaction of specific closing conditions. Simultaneously, the plaintiffs and defendants entered into a memorandum of understanding for the settlement of these lawsuits. The memorandum of understanding provides, among other things, for the settlement of the lawsuits and release of the defendants and, in exchange for the release and without admitting any wrongdoing, defendant NMIC shall acknowledge that the pending lawsuits were a factor, among others, that led it to offer an increased share price in the transaction. NMIC shall agree to pay plaintiffs’ attorneys’ fees and the costs of notifying the class members of the settlement. The memorandum of understanding is conditioned upon court approval of the proposed settlement. The court has scheduled the fairness hearing for approval of the proposed settlement for June 23, 2009. The lawsuits are pending in multiple jurisdictions and allege that the offer price was inadequate, that the process for reviewing the offer was procedurally unfair and that the defendants have breached their fiduciary duties to the holders of the NFS Class A common stock. NFS continues to defend these lawsuits vigorously.

On November 20, 2007, NLIC and Nationwide Retirement Solutions, Inc. (NRS) were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On December 2, 2008, the plaintiffs filed an amended complaint. The plaintiffs claim to represent a class of all participants in the Alabama State Employees Association (ASEA) Plan, excluding members of the Deferred Compensation Committee, members of the Board of Control, ASEA’s directors, officers and board members, and PEBCO’s directors, officers and board members. The class period is from November 20, 2001, to the date of trial. In the amended class action complaint, the plaintiffs allege breach of fiduciary duty, wantonness and breach of contract. The amended class action complaint seeks a declaratory judgment, an injunction, an appointment of an independent fiduciary to protect Plan participants, disgorgement of amounts paid, reformation of Plan documents, compensatory damages and punitive damages, plus interest, attorneys’ fees and costs and such other equitable and legal relief to which plaintiffs and class members may be entitled. Also, on December 2, 2008, the plaintiffs filed a motion for preliminary injunction seeking an order requiring periodic payments made by NRS and/or NLIC to ASEA or PEBCO to be held in a trust account for the benefit of Plan participants. This motion was denied on April 25, 2009. On December 4, 2008, the Alabama State Personnel Board and the State of Alabama by, and through the State Personnel Board, filed a motion to intervene and a complaint in intervention. On December 16, 2008, the Companies filed their Answer. On February 4, 2009, the court provisionally agreed to add the State of Alabama, by and through the State Personnel Board as a party. On April 28, 2009, the court denied the plaintiffs’ motion for preliminary injunction. NRS and NLIC continue to defend this case vigorously.

On July 11, 2007, NLIC was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al. The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries). The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties. The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On May 23, 2008, the Court granted the defendants’ motion to dismiss. On June 19, 2008, the plaintiffs filed a notice of appeal. This case has been fully briefed. NLIC continues to defend this lawsuit vigorously.

On November 15, 2006, NFS, NLIC and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc. The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period. The class period is from January 1, 1996 until the class notice is provided. The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds. The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest. On January 25, 2007, NFS, NLIC and NRS filed a motion to dismiss. On September 17, 2007, the Court granted the motion to dismiss. On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint. On September 15, 2008, the Court denied the plaintiffs’ motion to vacate judgment and for leave to file an amended complaint. On October 15, 2008, the plaintiffs filed a notice of appeal, and on March 27, 2009 the plaintiffs filed their brief. NFS, NLIC and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, NLIC was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to NLIC for term life insurance policies issued by NLIC during the class period that provide for guaranteed maximum premiums, excluding certain specified products. Excluded from the class are NLIC; any parent, subsidiary or affiliate of NLIC; all employees, officers and directors of NLIC; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The class period is from February 10, 1990 through February 2, 2006, the date the class was certified. On January 26, 2007, the plaintiff filed a motion for summary judgment. On April 30, 2007, NLIC filed a motion for summary judgment. On February 4, 2008, the Court granted the class’s motion for summary judgment on the breach of contract claims arising from the term policies in 43 of 51 jurisdictions. The Court granted NLIC’s motion for summary judgment on the breach of contract claims on all decreasing term policies. On November 7, 2008, the parties reached settlement on this case. A hearing on the proposed settlement is scheduled for June 5, 2009.

On April 13, 2004, NLIC was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. NLIC removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The first amended complaint purports to disclaim, with respect to market timing or stale price trading in NLIC’s annuities sub-accounts, any allegation based on NLIC’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of NLIC annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if NLIC is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to NLIC’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 1, 2006, the District Court granted NLIC’s motion to dismiss the plaintiff’s complaint. On January 30, 2009, the United States Court of Appeals for the Fourth Circuit affirmed that dismissal. On April 30, 2009, plaintiffs filed an appeal with the U.S. Supreme Court. NLIC continues to defend this lawsuit vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class. On September 25, 2007, NFS’ and NLIC’s motion to dismiss the plaintiffs’ fifth amended complaint was denied. On

October 12, 2007, NFS and NLIC filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims. On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and NLIC’s amended counterclaims. On November 15, 2007, the plaintiffs filed a motion for class certification. On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to NFS’ and NLIC’s claim that it could recover any “disgorgement remedy” from plan sponsors. On April 25, 2008, NFS and NLIC filed their opposition to the plaintiffs’ motion for class certification. On September 29, 2008, the plaintiffs filed their reply to NFS’ and NLIC’s opposition to class certification. On February 27, 2009, the Court heard oral argument on the plaintiffs’ motion for class certification. NFS and NLIC continue to defend this lawsuit vigorously.

Nationwide Investment Services Corporation

The general distributor, Nationwide Investment Services Corporation, is not engaged in litigation of a material nature.

Financial Statements

The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VLI Separate Account-7 and the financial statements of Nationwide Life Insurance Company.  You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus.  Please consider the consolidated financial statements of the company and subsidiaries only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information

The Sub-Accounts listed below invest in corresponding mutual funds that are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares
Investment Adviser:	Invesco Aim Advisors, Inc.
Sub-adviser:
Invesco Trimark Investment Management, Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia

Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class A
Investment Adviser:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II
Investment Adviser:	BlackRock Advisors, LLC
Sub-adviser:	BlackRock Investment Management, LLC; BlackRock Asset Management U.K. Limited
Investment Objective:	Seek high total investment return.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Fayez Sarofim
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	Reasonable income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Freedom 2010 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The VIP Freedom Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for VIP Freedom Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Freedom 2020 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The VIP Freedom Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for VIP Freedom Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Freedom 2030 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The VIP Freedom Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for VIP Freedom Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	High level of current income.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Adviser:	Fidelity Management & Research Company (FMR)
Sub-adviser:	Fidelity Management & Research Co., Inc. (FMR Co., Inc.); Fidelity Research & Analysis Company (FRAC)
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Investment Adviser:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Adviser:	Waddell & Reed Investment Management Company
Investment Objective:	High total return over the long run.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Janus Aspen Series - Overseas Portfolio: Service II Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in other funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors may incur higher charges in this underlying mutual fund or sub-account than a fund that does not invest in other funds.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

Nationwide Variable Insurance Trust - AllianceBernstein NVIT Global Fixed Income Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein L.P.
Investment Objective:	Seeks a high level of current income consistent with preserving capital.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management, Inc.
Investment Objective:	Seeks capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to provide high total return (including income and capital gains) consistent with the preservation of capital over the long term.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation through stocks.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation principally through investment in stocks.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks returns from both capital gains as well as income generated by dividends paid by stock issuers.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Gartmore NVIT International Equity Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Gartmore NVIT Worldwide Leaders Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc.
Investment Objective:	The Fund seeks long-term total return by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return through investment in both equity and fixed income securities.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Seeks a high level of total return consistent with a moderately conservative level of risk.

The NVIT Cardinal Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for NVIT Cardinal Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Lehman Brothers Asset Management LLC
Investment Objective:	The fund seeks long-term total return consistent with reasonable risk.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	To provide a high level of income as is consistent with the preservation of capital.

Nationwide Variable Insurance Trust - NVIT Health Sciences Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	To match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Balanced Fund ("Balanced Fund" or the "Fund") seeks a high level of total return through investment in both equity and fixed-income securities.  The Balanced Fund is a "fund-of-funds" that invests its assets primarily in underlying portfolios of Nationwide Variable Insurance Trust (each, an "Underlying Fund" or collectively, "Underlying Funds") that represent several asset classes. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:
The NVIT Investor Destinations Capital Appreciation Fund ("Capital Appreciation Fund" or the "Fund") seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.  The Capital Appreciation Fund is a "fund-of-funds" that invests its assets primarily in underlying portfolios of Nationwide Variable Insurance Trust (each, an "Underlying Fund" or collectively, "Underlying Funds") that represent several asset classes. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderately conservative level of risk.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	Capital appreciation.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	The fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Logan Circle Partners, L.P.
Investment Objective:	Above average total return over a market cycle of three to five years.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Invesco AIM Capital Management, Inc. and American Century Global Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management, L.P.; Neuberger Berman Management Inc.; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management, L.P.; Neuberger Berman Management Inc.; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Neuberger Berman Management Inc. and American Century Investment Management Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	American Century Investment Management; RiverSource Investment Management; Thompson, Siegel & Walmsley, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Waddell & Reed Investment Management Company; OppenheimerFunds,
Investment Objective:	Capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:
Aberdeen Asset Management, Inc.: American Century Investment Management Inc.; Gartmore Global Partners; Morgan Stanley Investment Management; Neuberger Berman Management, Inc.; Putnam Investment Management, LLC; Waddell & Reed Investment Management Company

Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - NVIT Technology and Communications Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT U.S. Growth Leaders Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Aberdeen Asset Management, Inc.
Investment Objective:	Long-term growth of capital.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Oppenheimer NVIT Large Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	OppenheimerFunds, Inc.
Investment Objective:	Seeks long-term capital growth.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Seeks to maximize total return, consisting of capital appreciation and/or current income.

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and convertible securities.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Variable Insurance Trust - Van Kampen NVIT Real Estate Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	The fund seeks current income and long-term capital appreciation.

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
Investment Adviser:	Neuberger Berman Management LLC.
Sub-adviser:	Lehman Brothers Asset Management LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation

This underlying mutual fund or sub-account assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

This underlying mutual fund or sub-account may invest in lower quality debt securities commonly referred to as junk bonds.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class
Investment Adviser:	Pacific Investment Management Company LLC
Investment Objective:	Maximum total return consistent with preservation of capital and prudent investment management.

Wells Fargo Advantage Funds® Variable Trust - VT Small Cap Growth Fund
Investment Adviser:	Wells Fargo Funds Management, LLC
Sub-adviser:	Wells Capital Management Incorporated
Investment Objective:	Long-term capital appreciation.

Appendix B: Definitions
Accumulation Unit – The measure of your investment in, or share of, a Sub-Account. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.
Attained Age – A person’s age based on their birthday nearest the Policy Date plus the number of full years since the Policy Date.  If the last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday. The Insureds' Attained Ages at the time the policy is issued are shown in the Policy Data Pages.

Base Policy Specified Amount – The dollar or face amount of insurance coverage the owner selects under the policy on the Policy Date, excluding any Riders' Specified Amount.
Cash Surrender Value – The Cash Value, subject to Indebtedness and the Surrender Charge.
Cash Value – The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed accounts, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code – The Internal Revenue Code of 1986, as amended.
Commissionable Target Premium ("CTP") – The amount used in the calculation of the Premium Load and total compensation we pay.  CTP is actuarially derived based on the Base Policy Specified Amount the Insureds' characteristics and the death benefit option of the policy.  It is generally higher for Insureds who are older or in poor health and lower for Insureds who are younger or in good health.  A policy with a Death Benefit Option One may have a lower CTP than a policy with a Death Benefit Option Two.

Death Benefit – The amount we pay to the beneficiary upon the Surviving Insured’s death, before payment of any unpaid Indebtedness or charges.
Grace Period – A sixty-one day period after which the policy will Lapse if you do not make a sufficient payment.
Home Office – Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force – Any time during which benefits are payable under the policy and any elected Rider(s).
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insureds – The persons whose lives we insure under the policy. The death of the Surviving Insured triggers payment of the Death Benefit.
Investment Experience – The market performance of a mutual fund/Sub-Account.
Issue Age – A person's Attained Age on the Policy Date.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the younger Insured reaches or would have reached Attained Age 120.
Minimum Required Death Benefit – The lowest Death Benefit that will qualify this policy as life insurance under the Code.
Nationwide, us, we, our or the Company – Nationwide Life Insurance Company.
Net Accumulated Premium – Cumulative Premiums less any partial surrenders, Indebtedness, and any Returned Premium.
Net Amount At Risk – The policy’s base Death Benefit minus the policy’s Cash Value.

Net Asset Value (NAV) – The price of each share of a mutual fund in which a Sub-Account invests.  It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Accumulation Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts.

Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Policy Data Page(s) – The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insureds.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy, adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium – The amount of money you pay to begin and continue the policy.
Premium Load – The aggregate of the Sales Load and Premium Tax Charges.
Returned Premium – Any return of Premium due to Internal Revenue Code Section 7702 or 7702A guidelines.
Rider – An optional benefit you may purchase under the policy.
Rider Specified Amount - The dollar or face amount of insurance coverage the owner selects for any Rider.
SEC – The Securities and Exchange Commission.
Sub-Accounts – The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy’s variable investment options.
Substandard Rating – An underwriting classification based on medical and/or non-medical factors used to determine what to charge for life insurance based on characteristics of the Insureds beyond traditional factors for standard risks, which include age, sex, and smoking habits of the Insureds.  Substandard Ratings are shown in the Policy Data Pages as rate class multiples (medical factors) and/or monthly flat extras (medical and/or non-medical factors).  The higher the rate class multiple or monthly flat extra, the greater the risk assessed and the higher the cost.

Surviving Insured – The living Insured after one of the Insureds dies.
Total Specified Amount – The sum of the Base Policy Specified Amount and the Additional Term Insurance Rider Specified Amount, if applicable.
Valuation Period – The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

You, your or the policy owner or Owner – The person named as the owner in the application, or the person assigned ownership rights.

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net Cash Surrender Values, and Cash Values, and to request other information about this policy, please call our Service Center at 1-800-547-7548 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-D4, Dublin, OH 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-8090. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-21610.

Securities Act of 1933 Registration File No. 333-156020.